                                                                   EXHIBIT 10.12


                        TERMINATION OF LEASE AGREEMENT
This agreement is made on June 6, 1996, between Landmark Investments, Limited, ("Landlord), and Post Modern Computing ("Tenant", who agree as follows:

     1.  Existing Lease.  Landlord and Tenant entered into a written Lease
         --------------
Agreement dated January 18, 1996 in which Landlord leased to Tenant, and Tenant leased from Landlord, premises located in the City of Mountain View, California, commonly known as 1975 Landings Drive.

     2.  Termination.  The parties agree to terminate the Lease Agreement so
         -----------
that Landlord may lease said premises to SmartPatents, Inc., and Tenant may be released and discharged from further performance of the Lease Agreement's provisions all under the terms contained herein.


     3.  Effective Date.  The effective date of the Lease Agreement's
         --------------
termination shall be July 31, 1996.


     4.  Conditions To Termination.  This termination is conditioned on all of
         -------------------------
the following:

        i) Landlord has received a signed Lease Agreement from SmartPatents, Inc., for 1975 Landings Drive, Mountain View, California on or before June 24, 1996, and

        ii) That Landlord has received a check on or before June 24, 1996 in the amount of $11,565.85 from SmartPatents, Inc., for the remaining unamortized commissions, and

        iii) Tenant vacates the Premises no later than 5:00 pm, Saturday July 30, 1996 and leaves same in a clean and undamaged

     5.  Release of Liability.  Conditioned on all provisions of this
         --------------------
modification being satisfied in a timely manner, Landlord and Tenant shall be fully and unconditionally released and discharged from their respective obligations arising from or connected with the provisions of the Lease Agreement dated January 18, 1996.

LANDLORD:      LANDMARK INVESTMENTS, LIMITED
               Thrust IV, Inc., General Partner

By:  ----------------------------  Date: -----------------


TENANT:   VISIGENIC SOFTWARE INC. SUCCESSOR

        TO POST MODERN COMPUTING

By: ---------------------------  Date: --------------


    ---------------------------  Tax ID# ------------
    (Print Name) (Title)

                              SUBLEASE AGREEMENT
                              ------------------

     This Sublease Agreement (the "Sublease"), dated as of January 1, 1996, is entered into by and between Visigenic Software, Inc., a Delaware Corporation, ("Sublessor") and AT Systems, a California Corporation (the "Sublessee").


                                   WITNESSETH
                                   ----------

     WHEREAS, by Lease dated March 7, 1993 as amended December 20, 1995 (the "Base Lease"), Sublessor leases from San Mateo Offices Limited, a California Limited Partnership, (the "Landlord") certain premises at 951 Mariner's Island Blvd. (the "Base Lease Premises") (to the extent that the Base Lease Premises are part of a larger structure, shall be referred to herein as the "Building"); and

     WHEREAS, Sublessor is willing to Sublease to Sublessee and Sublessee is willing to Sublease from Sublessor, a portion of the Base Lease Premises (as may be applicable), as more fully described herein, on the terms and conditions set forth herein.

     NOW, THEREFORE, Sublessor and Sublessee agree as follows:

     1.  Premises. Sublessor hereby Subleases to Sublessee and Sublessee hereby
         --------
Subleases and takes from Sublessor approximately 3,928 rentable square feet of space in the Base Lease Premises, such Base Lease Premises being known as suite 430, with such subleased space located substantially as shown on Exhibit "A" attached hereto and made a part hereof(the "Demised Premises").

     2.  Term. The term of this Sublease shall commerce on February 1, 1996, and
         ----
shall expire on January 31, 1997, unless terminated sooner pursuant to the provisions hereof.

     3.  Base Lease Incorporated.
         -----------------------
           A. Except as set forth herein, this subletting shall be on the same terms and conditions as are contained in the Base Lease, as set forth on Exhibit "B" attached hereto. Further, Sublessee acknowledges and agrees that this Sublease shall be in all respects subject and subordinate to the Base Lease. Nothing contained in this Sublease shall be deemed to confer upon Sublessee any rights which are in conflict with the Base Lease. Sublessee shall not do or permit to be done any act or thing which would contravene the terms of the Base Lease, and the Base Lease shall govern in the event of a conflict with this Sublease. In the event that the Base Lease is cancelled or terminated for any reason, the term of this Sublease shall automatically terminate simultaneously therewith.

           B. Sublessor represents that the Base Lease is in full force and effect, without default to the knowledge of Sublessor on the part of either party thereto. Sublessor shall perform all obligations of the tenant under the Master Lease not made the responsibility of Sublessee by this Sublease. Sublessor shall use its best efforts to enforce the obligations of Landlord under the Base Lease for the benefit of Sublessee, including the obligation to provide utilities and services to the Demised Premises.

     4.  Use.  During the term hereof, Sublessee shall use and occupy the
         ---
Demised Premises for general office use and related services, and for no other purpose.

     5.  Rent.
         ----

           A. Rent.  As rental for the Demised Premises, Sublessee shall pay
              ----
Landlord a base rental of Eight Thousand Six Hundred Forty Two Dollars ($8,642.00) per month from commencement through January 31, 1997, without set-off or deduction, due and payable in advance on the first day of each month during the term hereof. In the event this Sublease commences or terminates on other than the last day of any particular month, all rentals hereunder shall be prorated.

           B.  Additional Rent: Increased in Operating Costs and Taxes.
               -------------------------------------------------------

                 (1)  Definitions.  For purposes of this Sublease the following
                      -----------
terms shall be defined as follows:

                       (a) "Base Operating Costs and Taxes" means the Gross Operating Costs and Taxes incurred for the calendar year 1995 (excluding, therefrom, however, any gross operating costs of a nature that would not be ordinarily and regularly incurred in each and every calendar year);

                       (b) "Operating Costs" means the total Gross Operating Costs for any calendar year divided by the number of rentable square feet of office space in the Building. Operating Costs for any year during which average occupancy of the Building is less than one hundred percent (100%) shall be calculated based upon the Gross Operating Costs that would have been incurred if the Building were so occupied during the entire calendar year. Sublessee's Share of Operating Costs shall not be reduced as a result of Sublessee's performing for itself any of the services that Landlord provides for the Property or the tenants of the Property.

                       (c) "Taxes" means the total Gross Taxes for any calendar year divided by the number of rentable square feet in the building. Taxes for any year during which average occupancy of the Building is less than one hundred percent (100%) shall be calculated based upon the Gross Taxes that would have been incurred if the Building were so occupied during the entire calendar year.

                       (d) "Sublessee's Share" means an amount equal to the number of rentable square feet of office space in the Premises multiplied by any increases in Operating Costs and Taxes over Base Operating Costs and Taxes.

        (2)  Additional Rent. If Operating Costs and Taxes for any calendar year
             ---------------
during the term of this Sublease exceed Base Operating Costs and Taxes, Sublessee shall pay Landlord as "Additional Rent", Sublessee's Share of such increase in Operating Costs and Taxes (whether such increase, in the case of Taxes, is caused by changes in valuation, rate or other factors or circumstances).

     C. Security Deposit. Upon full execution of this Sublease, Sublessee will
        -----------------
pay to Sublessor the sum of Eight Thousand Six Hundred Forty-Two ($8,642.00), as security for the full and faithful performance of every provision of this Sublease to be performed by Sublessee.

     If Sublessee defaults with respect to any provisions of this Sublease, including but not limited to the provisions relating to the payment of rent, repair or damage to the premises caused by Sublessee and/or cleaning the Premises upon termination of this Sublease, Sublessor may use, apply or retain all or any part of this security deposit for the payment of any rent, or any other sum in default, the repair of such damage to the premises, to the cost of such cleaning or for the payment of any other amount which Sublessor may spend or become obligated to spend by reason of Sublessee's default or to compensate Sublessor for any other loss or damage which Sublessor may suffer by reason of Sublessee's default to the full extent permitted by law.

     If any portion of said deposit is so used or applied, Sublessee shall within ten (10) days after written demand therefor, deposit cash with Sublessor in the amount sufficient to restore the security deposit to its original amount and Sublessee's failure to do so shall be a material breach of this Sublease. Sublessor shall not be required to keep this security deposit separate from its general funds, and Sublessee shall not be entitled to interest on such deposit.

     The security deposit, or so much thereof as has not been properly applied to cure any default by Sublessee hereunder, shall be returned to Sublessee at the expiration of the Sublease.

  6. Suite Improvements. Sublessor will deliver and Sublessee accepts the
     -------------------
 premises in it's existing condition.

        7.  Right of Entry.  Sublessor shall have the right to enter the
             --------------
Demised Premises for any reasonable purpose during business (hours) and upon reasonable notice (except in the event of an emergency), including to gain access to and egress from those portions of the Base Lease Premises or the Building not leased to Sublessee hereunder and to perform such functions as may be necessary or convenient for the maintenance and operation thereof and including to show the space to other prospective Sublessees. Prior to the exercising its right of entry, Sublessor shall provide reasonable advance notice to Sublessee of such intended entry, and shall comply while in the Demised Premises with all reasonable safety and security measures instituted by Sublessee.

        8.  Compliance with Law.  Sublessee shall comply with all applicable
            -------------------
statutes, ordinances, rules, regulations, orders and directives of any governmental authority applicable to the Demised Premises or to Sublessee's use or occupancy thereof and shall perform, at its own expenses, all obligations imposed thereby.

        9.  Release and Indemnity.
            ---------------------

              A. Release. Sublessee hereby agrees that Sublessor shall not be
                 -------
liable for any loss or any damage to any property (including the property of Sublessee, its officers, directors, employees, agents, customers, concessionaires, vendors, contractors or invitees) or the death or injury of any persons (including Sublessee, its officers; directors, employees, agents, customers, concessionaires, vendors, contractors or invitees) occasioned by theft, fire, acts of God, public enemy, injunction, governmental body or authority, by other Sublessees of the Base Lease Premises or the Building or any other matter beyond the control of Sublessor, or for any injury or damage or inconvenience which may arise through repair or alteration of any part of the Demised Premises or the Base Lease Premises or the Building, or failure to make repairs, or for any cause whatsoever, except the negligence or willful misconduct of Sublessor, or its officers, directors, employees, or agents or a breach of the obligations of Sublessor hereunder.

              B.  Indemnity. Sublessee hereby releases and will defend indemnify
                  ---------
and hold harmless Sublessor and the Landlord, their respective officers, directors, employees, agents, concessionaires, vendors and contractors (the "Indemnified Parties") from and against any and all liability, claims, penalties, fines, causes of action, suits, liens, losses, loss of use, damages, costs and expenses of any kind (including legal fees and litigation costs) which may be suffered by, accrued against, charged to or recoverable from the Indemnified Parties by reason of (i) any occurrence in, upon, or at the Demised Premises, including, occurrences caused, in whole or in part, by the negligence or misconduct of Sublessee, its officers, directors, employees, agents, customers, concessionaires, vendors, contractors or invitees; or (ii) any occupancy, use, or misuse of the Demised Premises, or the areas, surrounding the Demised Premises, or the service areas, parking areas, pedestrian areas, pedestrian walks or driveways in or around the Demised Premises, by Sublessee, its officers, directors, employees, agents, customers, concessionaires, vendors, contractors or invitees; or (iii) any occurrence elsewhere in the Base Lease Premises or the Building occasioned in whole or in part by the act or omission of Sublessee; or (iv) any occurrence occasioned by the violation of any law, regulation or ordinance by Sublessee or its employees, officers, directors, employees, agents, customers, concessionaires, vendors, contractors or invitees. The foregoing indemnification shall not apply to any such claim or liability resulting solely from the negligence or willful misconduct of Sublessor, or its respective officers, directors, employees or agents.

     10. Insurance
         ---------

           A.    Coverage.  During the term of this Sublease, Sublessee, at its
                 --------
own cost and expense, shall maintain with insurers reasonably acceptable to Sublessor, the following coverage: (i) Comprehensive General Liability Insurance coverages in an amount not less than $1,000,000 for bodily injury and property damage combined single limit per occurrence, and (ii) all risk property insurance covering loss of or damage to property of the Sublessee in an amount at least equal to the replacement value of such property. Sublessee shall also maintain Workers' Compensation coverage as may be required by law and Employer's Liability coverage with a combined single limit of not less than $1,000,000 to cover employees.

           B.    Form and Certificates.  The  liability  policies  shall: (i)
                 ---------------------
name Sublessor and the Landlord as additional insureds to the extent of Sublessee's indemnity obligation hereunder; (ii) specifically insure the liability assumed by Sublessee hereunder; (iii) be primary without right of contribution from any insurance carried by Sublessor or the Landlord hereunder; and (iv) provide for thirty (30) days written notice to Sublessor and the Landlord prior to cancellation or material change. Certificates evidencing the above coverages and special endorsements shall be provided to Sublessor and the Landlord on or before the date Sublessee takes possession of the Demised Premises.

           C.    Waiver of Subrogation.  Sublessee, Sublessor and Landlord on
                 ---------------------
behalf of themselves and their respective insurers, each hereby waives any claim or right of recovery from each other, their officers, directors, employees, agents, concessionaires and contractors, for loss of or damage to its property or the property of others under its control, to the extent that such loss or damage is covered by valid insurance policies or is of the type which would be covered by "all risk" extended casualty coverage. Each party shall provide notice of this waiver of subrogation to its insurers.

     11. Defaults.  The occurrence of any of the following shall constitute a
         --------
default by Sublessee under this Sublease:

                 (i) Sublessee fails to pay any sum as required hereunder and such failure continues for ten (10) days following receipt of notice;

                 (ii) Sublessee (i) fails to pay its bills to Sublessor or Landlord when due without just cause; or (ii) takes any steps leading to its cessation as a going concern or ceases or suspends operations for reasons other than a strike; or (iii) becomes insolvent or makes transfers in fraud of creditors or makes an assignment for the benefit of creditors; or (iv) files a petition for protection under any state or federal bankruptcy act or a trustee or receiver is appointed for all or substantially all of Sublessee's assets.

  12. Remedies Upon Default.  Upon the occurrence of an event of default
      ----------------------
hereunder, Sublessor may take any one or more of the following actions:

       (i) Maintain this Sublease in full force and effect and recover any and all rent and other monetary charges as they become due, without terminating Sublessee's right to possession, regardless of whether Sublessee shall have abandoned the Demised Premises. If Sublessor elects not to terminate this Sublease, Sublessor shall have the right to attempt to relet the Premises on behalf of Sublessee upon such conditions and for such a term and to do all acts necessary to maintain or preserve the Demised Premises as Sublessor deems reasonable and necessary, including the removal of all persons and property from the Demised premises, without being deemed to have elected to terminate this Sublease. Any property so removed may be disposed of or stored in a public warehouse or elsewhere, at Sublessor's election, at the cost of and for the account of Sublessee. Notwithstanding that Sublessor's fails to elect to terminate this Sublease initially, Sublessor at any time thereafter may elect to terminate this Sublease as a result of such previous and then existing default of Sublessee;

      (ii) Terminate this Sublease by written notice to Sublessee, in which event this Sublease shall be ended as to Sublessee and all persons holding under Sublessee, and all of Sublessee's rights shall be forfeited and lapsed, as fully as if this Sublease had expired by lapse of time. In such event, Sublessee shall be required to vacate the Demised Premises immediately and surrender same to Sublessor. If Sublessee fails to surrender the Demised Premises immediately to Sublessor, Sublessor, without prejudice to any other remedy, may enter upon and take possession of the Demised Premises and expel or remove Sublessee and any part thereof, without being liable for prosecution or any other claim of damages. In the event of termination in accordance with this provision, the rental or any other sums payable by Sublessee pursuant to this Sublease that have accrued hereunder but are unpaid shall be immediately due and payable by Sublessee to Sublessor. In addition, Sublessee agrees to pay to Sublessor upon demand the amount of all loss and damages which Sublessor may suffer by reason of such termination, whether through inability to relet the premises on satisfactory terms or otherwise, including reasonable court costs and attorney's fees, in recovering possession of the Demised Premises or enforcing Sublessor rights under this Sublease; (ii) all costs and charges for care of the Demised Premises while vacant; (iii) all costs of restoring the Demised Premises to a good condition; and (iv) all reasonable costs associated with Sublessor's efforts to relet the Demised premises. In the event Sublessor relets the Demised Premises for any portion of the remaining term of this Sublease, Sublessee's rental payment obligation hereunder shall then be limited to the difference between the rental payment Sublessor receives under such relet, if any, and the rental amount Sublessee would have paid to Sublessor had this Sublease not been terminated. The failure of Sublessor to relet the Demised Premises or any part or parts thereof shall not release or effect Sublessee's liability for damages hereunder;

        (iii) Cure the default on the behalf of the Sublessee, in which event the Sublessee shall, upon demand by Sublessor, pay all sums expended by Sublessor in accomplishing such cure;

        (iv) Exercise any right available to Sublessor in law or in equity.

     13. Cumulative rights.  Sublessor's rights and remedies hereunder shall
         -----------------
be cumulative and shall not be exclusive of one another, and Sublessor shall have the right to pursue any one or more of them. Sublessor's acceptance of any rent or other payments due hereunder or Sublessor's failure to take any action on account of a default if such default persists or is repeated, shall not be deemed a waiver of any default. Sublessor's consent to any act by Sublessee requiring Sublessor's consent or approval shall not be deemed to waive or render unnecessary Sublessor's consent or approval to any subsequent or similar acts by Sublessee.

     14.  Surrender of Premises/Holding Over.  At the expiration or earlier
          ----------------------------------
termination of this Sublease, Sublessee shall surrender the Demised Premises to Sublessor in good condition, broom clean, reasonable wear and tear excepted. In the event that Sublessee remains in possession after the expiration of or termination of this Sublease without a written agreement, or without Sublessee being engaged in active negotiations with Sublessor in good faith to renew or extend the term, the tenancy shall be deemed to be a month-to-month tenancy at a monthly equal to one and one-half (1-1/2) times the sum of the Base Rent and Additional Rent(s) payable during the last month of the Term. In the event Sublessee is actively negotiating with Sublessor to renew or extend the term, the month-to-month tenancy shall be at a rent equal to Sublessee's prorata share of the Base Rent and Additional Rent(s) then payable by Sublessor to Landlord; such tenancy shall be subject to all terms and conditions of this Sublease.

     15.  Assignment and Sublease.  Sublessee shall not assign this Sublease or
          -----------------------
any right hereunder or sublet the Demised Premises during the term of this Sublease, without the prior written consent of Sublessor. In the event of an assignment or sublease, Sublessor shall be entitled to receive fifty percent (50%) of the excess of the rent and other sums payable by the Subtenant over the amount of Rent payable hereunder for the Subleased Space. Sublessor's acceptance of rent from any person other than Sublessee shall not be deemed to be a waiver of this provision. Consent to one assignment or subletting shall not be deemed to be consent to any subsequent assignment or subletting.

     16.  Accord and Satisfaction.  No payment or receipt by Sublessor of a
          -----------------------
lesser amount than the rent or other charges herein stipulated shall be deemed to be other than on account of the rent or such charges. Further, no endorsement or statement on any check or any letter accompanying any check shall be deemed to be an accord and satisfaction. Sublessor may accept such check or payment without prejudice to Sublessor's right to recover the balance of such rent or other charges or pursue any other remedy provided in this Sublease.

     17.  Entire Agreement.  This Sublease constitutes the complete agreement of
          ----------------
the parties with respect to the subject matter hereof and supersedes all previous agreements, representations and understandings concerning the same, whether written or oral. The provisions of the Sublease may be modified, amended or waived only by a written instrument, executed by Sublessor and Sublessee.

          18.  Approval by Landlord.  This Sublease is conditional upon written
               ---------------------
consent being obtained from the Landlord. In the event the Landlord does not give its consent, either the undersigned parties may, at its option, rescind its signature and this Sublease shall thereafter be of no force or effect.

          19.  Brokers.  Sublessee warrants and represents to Sublessor and
               -------
Landlord that in the negotiating or making of this Lease neither Sublessee nor anyone acting on its behalf has dealt with any real estate broker or finder who might be entitled to a fee or commission for this Lease. Sublessee agrees to indemnify and hold Sublessor and Landlord harmless from any claim or claims, including costs, expenses and attorney's fee incurred by Sublessor asserted by any broker or finder for a fee or commission based upon any dealings with or statements made by Sublessee or its Representatives.


          20.  Notices.  Any notice required or sent hereunder shall be in
               --------
writing and shall be sent as follows:

When to Sublessor:                         When to Sublessee:
Visigenic Software, Inc.                   A T Systems
951 Mariner's Island Blvd., Suite 460      951 Mariner's Island Blvd., Suite 430
San Mateo, CA  94404                       San Mateo, CA  94404

Overnight Delivery Address:                Overnight Delivery Address:
- ---------------------------                ---------------------------

Same as above.                             Same as above.




Either party from time to time, may change its address by written notice to the other party. Notices hereunder shall be deemed effective when delivered by hand delivery or overnight courier, or three days after deposit in the United States mail, first class, postage prepaid.

          21. Binding Effect.  Subject to prohibitions against assignment, this
              --------------
Sublease shall be binding upon the parties, their personal representatives, successors and assigns.

      22. Approvals. Whenever in this Sublease, the written approval of either
          ----------
Sublessor or Sublessee is required, the parties hereto agree that such approval shall not be unreasonably withheld.

     WITNESS the signatures of the parties as of the date first written above.

Sublessee:                                         Sublessor:
- ----------                                         ----------
A T Systems, a California Corporation,             Visigenic Software, Inc.


By:                                                By:
   -----------------------------------                --------------------------

Name:                                              Name:
     ---------------------------------                  ------------------------

Title:                                             Title:
      --------------------------------                   -----------------------

                                                         Title:
                                                               --------------

Agreed to by Landlord this ______ the Day of__________, 1996

By:
   ------------------------------------

Name:
     ---------------------------------

Title:
      --------------------------------

BLDG 1

4TH FLOOR PLAN

SAN MATEO BAY CENTER
SPIEKER PARTNERS
(415)570-5990

                                   San Mateo
                                  Bay Center

                                Mariners Island
                             San Mateo, California




                                     LEASE

                          VERY VISUAL SOFTWARE, INC.
                            A Delaware Corporation.

                           BASIC LEASE INFORMATION

                                 OFFICE LEASE

Lease Date:             March 7, 1993

Landlord:               SAN MATEO OFFICE LIMITED
                        A California Limited Partnership
Address of Landlord     951 Mariner's Island Boulevard, Suite #200
                        San Mateo, CA 94404
Tenant:                 VERY VISUAL
                        A Delaware Corporation
Address of Tenant:      951 Mariner's Island Boulevard, Suite #460
                        San Mateo, CA 94404
          Contact:      Mr. Roger Sippl         Telephone:
                        Chief Executive Officer
Premises:  Approximately 2,177 sq. ft. of rentable area on the third floor and
           6,871 sq. ft. of rentable area on the fourth floor of San Mateo
           Bay Center, 951 Mariner's Island Boulevard, San Mateo.

Scheduled Term Commencement Date:            April 1, 1993 - Suite #370

Scheduled Length of Term:      24 Months

Scheduled Term Expiration Date: March 31, 1995

Security Deposit:   $3,701  ($1.70 x 2,177 sqft)
                    To be increased to $11,681 upon occupancy of Suite #460
Tenant's Proportionate Share:    Suite #370 1.84%
                                 Suite #460 5.81%
Permitted Use:                   General Office


Occupancy Density:               4/1,000 sqft


The foregoing Basic Lease Information is incorporated into and made a part of this Lease. Each reference in this Lease to any of the Basic Lease Information shall mean the respective information above set forth and shall be construed to incorporate all of the terms provided under the particular Lease paragraph pertaining to such information. In the event of any conflict between the Basic Lease Information and the Lease, the latter shall control.

LANDLORD:                              TENANT:

SAN MATEO OFFICE LIMITED               VERY VISUAL SOFTWARE INC.
A California Limited Partnership       A Delaware Corporation

By -----------------------------       By ---------------------------
    Dennis E Singleton                     Roger Sippl

Its General Partner                    Its Chief Executive Officer

Date:                                  Date:

- --------------------------------       ------------------------------

                                     LEASE



                               TABLE OF CONTENTS
                                                                            Page
                                                                            ----
1.   Premises................................................................. 3
2.   Occupancy................................................................ 3
3.   Terms And Possession..................................................... 3
4.   Rent..................................................................... 3
5.   Restrictions On Use...................................................... 3
6.   Compliance With Laws..................................................... 3
7.   Alterations.............................................................. 3
8.   Repairs.................................................................. 3
9.   Liens.................................................................... 4
10.  Assignments And Subletting............................................... 4
11.  Insurance And Indemnification............................................ 4
12.  Waiver Of Subrogation.................................................... 5
13.  Service And Utilities.................................................... 5
14.  Estoppel Certificate..................................................... 5
15.  Security Deposit......................................................... 6
16.  Substitution............................................................. 6
17.  Holding Over............................................................. 6
18.  Subordination............................................................ 6
19.  Rules And Regulations.................................................... 6
20.  Re-Entry By Landlord..................................................... 6
21.  Default By Tenant........................................................ 6
22.  Damage By Fire, Etc...................................................... 7
23.  Eminent Domain........................................................... 8
24.  Sale By Landlord And Tenant's Remedies................................... 8
25.  Right Of Landlord To Perform............................................. 8
26.  Surrender Of Premises.................................................... 8
27.  Waiver................................................................... 8
28.  Notices.................................................................. 8
29.  Rental Adjustments....................................................... 9
30.  Taxes Payable By Tenant................................................. 10
31.  Successors And Assigns.................................................. 10
32.  Attorneys' Fees......................................................... 10
33.  Light And Air........................................................... 10
34.  Public Transportation Information....................................... 10
35.  Miscellaneous........................................................... 10
36.  Lease Effective Date.................................................... 10
Signatures................................................................... 10


EXHIBIT "A"............................................... Rules and Regulations
EXHIBIT "B" & B-1........................................... Outline of Premises
EXHIBIT "C" & C-1......................................... Improvement Agreement
EXHIBIT "D".......................................... Form of Tenant Certificate

                                   LEASE

                      THIS LEASE is made as of this 7th day of March, 1993,
                                                    ---        -----
                      between SAN MATEO OFFICE LIMITED, A CALIF. LIMITED
                              ------------------------------------------
                      PARTNERSHIP (called "Landlord") and VERY VISUAL SOFTWARE
                      --------------------------------------------------------
                      INC., A DELAWARE CORPORATION (hereinafter called
                      ----------------------------
                      "Tenant").

PREMISES           1.      Landlord leases to Tenant and Tenant leases from
                      Landlord those premises (hereinafter called "Premises") outlined in red on Exhibit B attached hereto and made a part hereof, specified in the Basic Lease Information attached hereto (the "Building").

OCCUPANCY          2.      Tenant shall use the Premises for the Permitted
                      Use and for no other use or purpose without the prior written consent of Landlord. No increase in occupant density of the Leased Premises shall be made which shall add to the burden of such use of the Building as determined by Landlord without the prior written consent of Landlord.

TERM AND           3.      (a) The parties project that the term shall
POSSESSION            commence on the Scheduled Term Commencement Date and,
                      except as otherwise provided herein or in any exhibit or addendum hereto, shall continue in full force until the Term Expiration Date. If the Premises are not delivered by Landlord by the Scheduled Term Commencement Date for any reason, Landlord shall not be liable to Tenant for any loss or damage resulting from such delay. The Term
                      Commencement Date shall be the first day of the calendar month next following the earlier of (i) the day when the Premises are substantially complete, or (ii) the date on which Tenant takes possession of, or commences the operation of its business in some or all of the Premises.
                      See Addendum #11, attached hereto and made a part hereof.

RENT               4.      Tenant shall pay to Landlord throughout the Term
                      Rent as specified in *See Addendum #1 attached hereto and made a part hereof, payable in equal monthly installments in advance on the first day of each calendar month during every year of the Term in lawful money of the United States, without deduction or offset whatsoever, to Landlord at the address specified in the Basic Lease Information or to such other firm or to such other place as Landlord may from time to time designate in writing by notice given as herein provided. Rent for the first month of the Term shall be paid by Tenant upon execution of this Lease. If the obligation for payment of Rent commences on other than the first day of a month as provided in paragraph 3(a), then Rent provided for such partial month shall be prorated and the prorated installment shall be paid on the first day of the calendar month next succeeding the Term Commencement Date. If the Term terminates on other than the last day of a calendar month, then the Rent provided for such partial month shall be prorated and the prorated installment shall be paid on the first day of the calendar month next preceding the date of termination.

RESTRICTIONS       5.      Tenant shall not do or permit anything to be done
ON USE in or about the Premises which will in anyway obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them, nor use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause or maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer the commission of any waste in, on or about the Premises.



COMPLIANCE         6.      Tenant shall not use the Premises or permit anything
WITH LAWS             to be done in or about the Premises which will in any way
                      conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Tenant shall not do or permit anything to be done on or about the Premises or bring or keep anything therein which will in any way increase the rate of any insurance upon the Building or any of its contents or cause a cancellation of said insurance or otherwise affect said insurance in any manner, and Tenant shall at its sole cost and expense promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force and with the requirements of any board of fire underwriters or other similar body now or hereafter constituted relating to or affecting the condition, use or occupancy of the Premises, excluding structural changes not related to or affected by alterations or improvements made by or for Tenant or Tenant's acts. The judgment of any court of competent jurisdiction or the admission of Tenant in any actions against Tenant, whether Landlord be a party thereto or not, that Tenant has so violated any such law, statute, ordinance, rule, regulation or requirement, shall be conclusive of such violation as between Landlord and Tenant.

ALTERATIONS        7.      Tenant shall not make or suffer to be made any
                      alterations, additions or improvements in, on or to the Premises or any part thereof without the prior written consent of Landlord; and any such alterations, additions or improvements in, on or to said Premises, except for Tenant's movable furniture and equipment, shall immediately become Landlord's property and, at the end of the Term, shall remain on the Premises without compensation to Tenant. In the event Landlord consents to the making of any such alteration, addition or improvement by Tenant, the same shall be made by Tenant, at Tenant's sole cost and expense, in accordance with plans and specifications approved by Landlord, and any contractor or person selected by Tenant to make the same must first be approved in writing by Landlord.

                      Notwithstanding the foregoing, at Landlord's option, all or any portion of the alteration, addition or improvement, work shall be performed by Landlord for Tenant's account and Tenant shall pay Landlord's estimate of the cost thereof (including a reasonable charge for Landlord's overhead and profit) prior to commencement of the work Overhead and profit allowances shall total fifteen percent (15%). Upon the expiration or sooner termination of the Term, Tenant shall upon demand by Landlord, at Tenant's sole cost and expense, with all due diligence remove all those alterations, additions or improvements made by or for the account of Tenant, designated by Landlord to be removed, and Tenant shall with all due diligence, at its sole cost and expense, repair and restore the Premises to their original condition. At Landlord's election and notwithstanding the foregoing, however, Tenant shall pay to Landlord the cost of removing any such alterations, additions or improvements and restoring the Premises to their original condition such cost to include a reasonable charge for Landlord's overhead and profit as provided above, and such amount may be deducted from the Security Deposit or any other sums or amounts held by Landlord under this Lease.

REPAIRS            8.      By taking posession of the Premises, Tenant accepts
                      the Premises as being in the condition in which Landlord is obligated to deliver them and otherwise in good order condition and repair. At all times during the Term Tenant shall, at Tenant's sole cost and expense, keep the Premises and every part thereof in good order, condition and repair, excepting damage thereto by fire, earthquake, act of God or the elements. Tenant waives all right it may have under Section 1942 of the Civil Code of the State of California and any similar law, statute or ordinance now or hereafter in effect (to the full extent that such waiver may lawfully be given) authorizing or purporting to authorize Tenant to make repairs to or for the account of Landlord. Tenant shall upon the expiration or sooner termination of the Term hereof, unless Landlord demands otherwise pursuant to
  LIENS paragraph 7 hereof, surrender to Landlord the Premises and all repairs, changes, alterations. additions and improvements thereto in the same condition as when received or when first installed, damage by fire, earthquake, act of God, ordinary wear and tear or the elements excepted. Landlord has no obligation to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof, except as specified in the Office Lease Improvement Agreement and no representations respecting the condition of the Premises or the Building have been made by Landlord to Tenant, except as specifically set forth herein or in Exhibit C and C-1.

                9.    Tenant shall keep the Premises free from liens arising
                      out of or related to work performed, materials or supplies furnished or obligations incurred by Tenant or in
                      connection with work made, suffered or done by Tenant in
                      Premises or Building. In the event that Tenant shall not,
                      within ten (10) days following the imposition of any such
                      lien, cause the same to be released of record by payment
ASSIGNMENT AND        or posting of a proper bond, Landlord shall have, in
  SUBLETTING          addition to all remedies provided herein and by law, the
                      right but no obligation, to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. Landlord shall have the right at all times to post and keep posted on the Premises any notices permitted or required by law, or which Landlord shall deem proper, for the protection of Landlord, the Premises, the Building and any other party having an interest therein, from mechanics' and materialmen's liens, and Tenant shall give Landlord not less than ten (10) business days prior written notice of the commencement of any work in the Building or Premises which could lawfully give rise to a claim for mechanics' or materialmen's lien.

                  10.      Tenant shall not sell, assign, encumber or otherwise
                      transfer this Lease or any interest therein (by operation of law or otherwise), sublet the Premises or any part thereof or suffer any other person to occupy or use the Premises or any portion thereof, nor shall Tenant permit any lien to be placed on Tenant's interest under this Lease by operation of law except in accordance with the provisions of this paragraph 10. For purposes hereof, sales, transfers or assignments of or of (ii) the general partnership interests sufficient to control management decisions if Tenant is a partnership or of (iii) the majority or controlling underlying beneficial interest, if Tenant is any other form of business entity, shall constitute an assignment subject to the terms of this paragraph 10.

                      (a) In the event that Tenant should desire to sublet the Premises or any part thereof, Tenant shall provide Landlord with written notice of such desire at least thirty (30) in advance of the date on which Tenant desires to make such sublease. Landlord shall then have a period of thirty (30) days following receipt of such notice within which to notify Tenant in writng that Landlord elects either (i) to terminate this lease as to the space so affected as of the date so specified by Tenant, in which event Tenant shall be relieved of all further obligations hereunder as to such space from and after that date, or (ii) to permit Tenant to sublet such space, subject, however, to the prior written approval of the proposed sublessee by Landlord which said consent shall not be unreasonably withheld. If Landlord should fail to notify Tenant in writing of its election within said thirty (30) day period, Landlord shall be deemed to have waived option (i) above, but written approval of the proposed sublessee shall not constitute a termination of this Lease. In exercising its right of consent to a sublessee it shall be reasonable for Landlord to withhold consent to any sublessee who (aa) does not agree to assume the obligations of the Lease with respect to the space to be so sublet, (bb) does not agree to utilize the space so sublet for the Permitted Use, (cc) is of unsound financial condition as determined by Landlord, or (dd) will, in Landlord's opinion increase the occupant density in the Leased Premises. If Tenant proposes to sublease less than all of the Premises, election by Landlord of termination of this Lease with respect to the remainder of the space, the Rent and Tenant's Proportionate Share of Operating Expenses and taxes shall be adjusted on a pro rata basis to reflect the reduction in Net Rentable Area of the Premises as retained by Tenant. This Lease as so amended shall continue thereafter in full force and effect and reference herein to the Premises shall mean that portion thereof as to which the Lease has not been terminated.

                      (b) Tenant shall not enter into any other transaction subject to this paragraph 10 without Landlord's prior written consent which said consent shall not be unreasonably withheld. It shall be reasonable for Landlord to withhold consent to any proposed transaction described in this paragraph 10 on any of the grounds specified in paragraph 10(a) with respect to sublessees or any other reasonable grounds.

                      (c) Any rent or other consideration realized by Tenant under any such sublease or assignment to which Landlord has consented hereunder, in excess of the Rent payable hereunder, after amortization of the reasonable cost of the improvements over the remainder of the Term for which Tenant has paid and reasonable subletting and assignments costs, shall be divided and paid fifty percent (50%) to Tenant.

                      (d) Any subletting hereunder by Tenant shall not result in Tenant being released or discharged from any liability under this lease. Any purported assignment, subletting or other transaction to which paragraph 10 applies, which occurs contrary to the provisions hereof, shall be void. Landlord's consent to any assignment, subletting or other transaction to which this paragraph 10 applies shall not release Tenant from any of Tenant's obligations hereunder or constitute a consent with respect to any subsequent transaction to which this paragraph applies.

INSURANCE AND     11. (a) Landlord shall not be liable to Tenant and Tenant
INDEMNIFICATION       hereby waives all claims against Landlord for any injury
                      or damage to any person or property in or about the Premises by or from any cause whatsoever, (other than Landlord's gross negligence or willful misconduct) and, without limiting the generality of the foregoing, whether caused by water leakage of any character from the roof, walls, basement or other portion of the Premises or the Building, or caused by gas, fire, oil or electricity in, on or about the Premises or the Building.

                      (b) Tenant shall hold Landlord harmless from and defend Landlord against any and all claims or liability for any injury or damage to any person or property whatsoever:
                      (i) occurring in, on or about the

                  Premises or any part thereof, or (ii) occurring in, on or about any facilities (including, without prejudice to the generality of the term "facilities", elevators, stairways, lobbies, health clubs, passageways or hallways), the use of which Tenant may have in conjunction with other tenants of the Building, when such injury or damage shall be caused in part or in whole by the act, neglect, fault of or omission of any duty with respect to the same by Tenant, its agents, servants, employees or invitees. Tenant shall further indemnify and save harmless Landlord against and from any and all claims by or on behalf of any person, firm or corporation arising from the conduct or management of any work or thing whatsoever done by Tenant in or about or from transactions of Tenant concerning the Premises, and will further indemnify and save Landlord harmless against and from any and all claims arising from any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of Tenant to be performed pursuant to the terms of this Lease or arising from any act or negligence of Tenant, or any of its agents, contractors, servants, employees or licensees, and from and against all costs, counsel fees, expenses and liabilities incurred in connection with any such claim or action or proceeding brought thereon. In case any action or proceeding is brought against Landlord by reason of any claims or liability within the limits of the foregoing indemnity, Tenant shall defend such action or proceeding at Tenant's sole expense by counsel reasonably satisfactory to Landlord.

                  (c) Landlord shall hold tenant harmless from and defend Tenant against any and all claims or liability for any injury or damage to any person or property occurring in or about any facilities (including without prejudice to the generality of the term "facilities", elevators, stairways, passageways or hallways) the use of which Tenant may have in conjunction with other tenants of the building, when such injury or damage shall be caused in whole or in part by the act, neglect, fault of or omission of any duty with respect to the same by Landlord, its agents, servants, employees or invitees. Landlord shall further indemnify and save harmless Tenant against and from any and all claims by or on behalf of any person, firm or corporation arising from the conduct or management of any work or thing whatsoever done by Landlord in or about, or from transactions of Landlord concerning, the Premises where such work is not being done for the account of Tenant; and Landlord will further indemnify and save Tenant harmless against and from any and all claims arising from any breach or default on the part of Landlord in the performance of any covenant or agreement on the part of Landlord to be performed pursuant to the terms of this Lease or arising from any act or negligence of Landlord, or any of its agents contractors, servants, employees or licensees, and from and against all costs, counsel fees, expenses and liabilities incurred in connection with any such claim or action or proceeding brought thereon,. In case any action or proceeding is brought against Tenant by reason of any claims or liability within the limits of the foregoing indemnity, Landlord shall defend such action or proceeding at Landlord's sole expense by counsel reasonable satisfactory to Tenant.

                  (d) The provisions of paragraph 11(b) and 11(c) shall survive the expiration or termination of this Lease with respect to any claims or liability occurring prior to such expiration or termination.

                  (e) Tenant shall purchase at its own expense and keep in force during the Term of this Lease a policy or policies of workers' compensation and comprehensive liability insurance, including personal injury and property damage, in the amount of Five Hundred Thousand Dollars ($500,000.00) for property damage and Two Million Dollars ($2,000,000.00) per occurrence for personal injuries or deaths of persons occurring in or about the Premises. The foregoing limits shall be increased in proportion to increases during the Term in the United States Department of Labor, Bureau of Labor Statistics, Cost of Living Index, All Urban Consumers (1967=100) for the region in which the Leased Premises are located. Said policies shall:
                  (i) name Landlord and any party holding an interest to which this Lease may be subordinated under paragraph 18 hereof, as additional insureds and insure Landlord's contingent liability under this Lease; (ii) be issued by an insurance company acceptable to Landlord and licensed to do business in the State of California; and (iii) provide that said insurance shall not be cancelled unless ten (10) days prior written notice shall have been given to Landlord. Said policy or policies or certificates thereof shall be delivered to Landlord by Tenant upon commencement of the term of this Lease and upon each renewal of said insurance.

  WAIVER OF
SUBROGATION   12. To the extent permitted by law and without affecting the coverage provided by insurance required to be maintained hereunder, Landlord and Tenant each waive any right to recover against the other (i) damages for injury to or death of persons, (ii) damages to property, (iii) damage to the Premises or any part thereof, (iv) damage to the Building or any part thereof, or (v) claims arising by reason of the foregoing, but only to the extent that any of the foregoing damages and/or claims referred to above are covered (and only to the extent of such coverage) by insurance actually carried by either Landlord or Tenant. This provision is intended to waive fully, and for the benefit of each party, any rights and/or claims which might give rise to a right of subrogation on any insurance carrier. The coverage obtained by each party pursuant to this Lease shall include, but without limitation, a waiver of subrogation by the carrier which conforms to the provisions of this paragraph.

SERVICES AND
   UTILITIES  13. (a) Landlord shall maintain the public and common areas of the
                  Building, including lobbies, stairs, elevators, corridors and restrooms, the windows in the Building, the mechanical, plumbing and electrical equipment serving the Building, and the structure itself, in reasonably good order and condition except for damage occasioned by the act of Tenant, which damage shall be repaired by Landlord at Tenant's expense.

                  (b) Provided Tenant shall not be in default hereunder, and subject to the provisions elsewhere herein contained and to the rules and regulations of the Building, Landlord shall furnish to the Premises during ordinary business hours of generally recognized business days, to be determined by Landlord (but exclusive, in any event, of Saturdays, Sundays and legal holidays), water and electricity suitable for the Permitted Uses of the Premises, heat and air conditioning required in Landlord's judgment for the comfortable use and occupation of the Premises for the Permitted Uses, janitorial services during the times and in the manner that such services are, in Landlord's judgment, customarily furnished in comparable office buildings in the immediate market area, and elevator service which shall mean service either by nonattended automatic elevators or elevators with attendants or both, at the option of Landlord. Landlord shall have no obligation to provide additional or after-hours heating or air conditioning, but if Landlord elects to provide such services at Tenant's request, Tenant shall pay to Landlord a reasonable charge for such services as determined by Landlord. Tenant agrees to keep and cause to be kept closed all window covering when necessary because of the sun's position, and Tenant also agrees at all times to cooperate fully with Landlord and to abide by all the regulations and requirements which Landlord may prescribe for the proper functioning and protection of heating, ventilating and air conditioning systems. Wherever heat-generating machines, excess lighting or equipment are used in the Premises which affect the temperature otherwise maintained by the air conditioning system, Landlord reserves the right to install supplementary air conditioning units in the Premises, and the cost thereof including the cost of installation and the cost of operation and maintenance thereof, shall be paid by Tenant to Landlord upon demand by Landlord. See Addendum #6 attached hereto and made a part hereof.

                      (c) Tenant shall not without the written consent of Landlord use any apparatus or device in the Premises, including without limitation, electronics data processing machines, punch card machines, and machines using excess lighting or using current in excess of that which is determined by Landlord as reasonable and normal for the Permitted Use or which will in any way increase the amount of electricity or water usually furnished or supplied for the Permitted Uses of the Premises; nor connect with electric current except through existing electrical outlets in the Premises or water pipes, any apparatus or device for the purposes of using electrical current or water. If Tenant shall require water or electric current or any other resource in excess of that usually furnished or supplied for the Permitted Use of the Premises, Tenant shall first procure the consent of Landlord which Landlord may refuse, to the use thereof, and Landlord may cause a special meter to be installed in the Premises so as to measure the amount of water, electrical current or other resource consumed for any such other use. Tenant shall pay directly to Landlord as an addition to and separate from payment of Basic Operating Cost the cost of all such energy, utility service and meters (and of installation, maintenance and repair thereof). Landlord may add to the metered charge a recovery of additional expense incurred in keeping account of the water, electric current or other resource so consumed. Landlord shall not be liable for any damages directly or indirectly resulting from, nor shall the Rent herein reserved be abated by reason of (i) the installation, use or interruption of use of any equipment in connection with the furnishing of any of the foregoing utilities and services, (ii) failure to furnish or delay in furnishing any such utilities or services when such failure or delay is caused by acts of God or the elements, labor disturbances of any character, any other accident or other conditions beyond the reasonable control of Landlord, or by the making of repairs or improvements to the Premises or to the Building, or (iii) the limitation, curtailment, rationing or restriction on use of water, electricity, gas or any other form of energy or any other service or utility whatsoever serving the Premises or the Building. Landlord shall be entitled to cooperate voluntarily and in a reasonable manner with the efforts of national, state or local governmental agencies or utility suppliers in reducing energy or other resource consumption. The obligation to make services available hereunder shall be subject to the limitations of any such voluntary, reasonable program.

                      (d) Any sums payable under this paragraph 13 shall constitute Additional Rent hereunder.

     ESTOPPEL     14.    Within ten (10) days following any written request
  CERTIFICATE         which Landlord may make from time to time, Tenant shall
                      execute and deliver to Landlord a certificate
                      substantially in the form attached hereto as Exhibit D and made a part hereof, indicating thereon any exceptions
                      thereto which may exist at that time. Failure by Tenant to execute and deliver such certificate shall constitute an
                      acceptance of the Premises and acknowledgment by Tenant
                      that the statements included in Exhibit D are true and
                      correct without exception. Landlord and tenant intend that any statements included in Exhibit D are true and correct
                      without exception. Landlord and Tenant intend that any
                      statement delivered pursuant to this paragraph may be
                      relied upon by any mortgagee, beneficiary, purchaser or
                      prospective purchaser of the Building or any interest
                      therein. Landlord shall have the right to substitute for
                      the attached exhibit D a certificate in form required by
                      Landlord's mortgagee or provider of financing.
     SECURITY
      DEPOSIT     15.    Concurrently with execution hereof, Tenant has paid to
                      Landlord the Security Deposit in the amount stated on the Basic Lease Information sheet as security for the full and faithful performance of Tenant's obligations under this Lease. Upon expiration of the Term or earlier termination hereof, the Security Deposit shall be returned to Tenant, reduced by such amounts as may be required by Landlord to remedy defaults on the part of Tenant in the payment of Rent, to repair damages to the Premises caused by Tenant and to clean the Premises. Landlord shall hold the Security Deposit for the foregoing purposes in accordance with the provisions of all applicable law.
 SUBSTITUTION
                  16.    At any time after execution of this Lease, Landlord may
                      substitute for the Premises other premises in the Building
                      (the "New Premises") upon not less than ninety (90) days prior written notice, in which event the new Premises shall be deemed to be the Premises for all purposes hereunder, provided, however, that:

                      (a) The Net Rentable Area in the Premises is less than
                      five thousand (5,000) square feet;
                      (b) The New Premises shall be similar in area and in
                      appropriateness for Tenant's purposes;
                      (c) Any such substitution is effected for the purpose of
                      accommodating a tenant who will occupy all or a
                      substantial portion of the Net Rentable Area of the floor
                      on which the Premises are located; and
                      (d) If Tenant is occupying the Premises at the time of
                      such substitution, Landlord shall pay the expense of
                      moving Tenant, its property and equipment to the New
                      Premises and shall, at its sole cost, improve the New
                      Premises with improvements substantially similar to those
                      Landlord has committed to provide or has provided in the
 HOLDING OVER         Premises.

                  17.    If Tenant shall retain possession of the Premises or
                      any part thereof without Landlord's consent following the
                      expiration of the Term or sooner termination of this Lease for any reason, then Tenant shall pay to Landlord for each day of such retention double the amount of the daily
                      rental for the last period prior to the date of such
                      expiration or termination. Tenant shall also indemnify and hold Landlord harmless from any loss or liability
                      resulting from delay by Tenant in surrendering the
                      Premises, including, without limitation, any claims made
                      by any succeeding tenant founded on such delay.
                      Alternatively, if Landlord gives notice to Tenant of
                      Landlord's election thereof, such holding over shall
                      constitute renewal of this Lease for a period from month
                      to month whichever shall be specified in such notice.
                      Acceptance of Rent by Landlord following expiration or
                      termination shall not constitute a renewal of this Lease,
                      and nothing contained in this paragraph shall waive
                      Landlord's right of reentry or any other right. Unless
                      Landlord exercises the option hereby given to it, Tenant
                      shall be only a Tenant at sufferance, whether or not
                      Landlord accepts any Rent from Tenant while Tenant is
SUBORDINATION         holding over without Landlord's written consent.

                  18.    Without the necessity of any additional document being
                      executed by Tenant for the purpose of effecting a subordination, this Lease shall be subject and subordinate at all times to: (a) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Building or the land upon which the Building is situated or both, and (b) the lien of any mortgage or deed of trust which may now exist or hereafter be executed in any amount for which said Building, land, ground leases or underlying leases, or Landlord's interest or estate in any of said items, is specified as security. Notwithstanding the foregoing, Landlord shall have the right to subordinate or cause to be subordinated any such ground leases or underlying leases or any such liens to this Lease. In the event that any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination, attorn to and become the Tenant of the successor in interest to Landlord at the option of such successor in interest. Tenant shall execute and deliver, upon demand by Landlord and in the form requested by Landlord, any additional documents evidencing the priority or subordination of this Lease with respect to any such ground leases or underlying leases or the lien of any such mortgage or deed of trust. Tenant hereby irrevocably appoints Landlord as attorney-in-fact of Tenant to execute, deliver and record any such documents in the name and on behalf of Tenant. At the request of Landlord, Tenant shall provide to Landlord its current financial statement or other information disclosing financial worth which Landlord shall use solely for purposes of this Lease and in connection with the ownership, management and disposition of the property subject hereto.

    RULES AND 19.    Tenant shall faithfully observe and comply with the rules
  REGULATIONS    and regulations printed on or annexed to this Lease and all reasonable modifications thereof and additions thereto from time to time put into effect by Landlord. Landlord shall not be responsible to Tenant for the non-compliance by any other tenant or occupant of the Building with any of the rules and regulations.

RE-ENTRY BY   20.    Landlord reserves and shall with reasonable advance notice
   LANDLORD except in emergencies have the right to reenter the premises to inspect the same, to supply janitor service and any other service to be provided by Landlord to Tenant hereunder, to show the Premises to prospective purchasers, mortgagees or tenants, to post notices of nonresponsibility and to alter, improve or repair the Premises and any portion of the Building, without abatement of Rent, and may for that purpose erect, use and maintain scaffolding, pipes, conduits and other necessary structures in and through the Premises where reasonably required by the character of the work to be performed: provided that entrance to the Premises shall not be blocked thereby, and further provided that the business of Tenant shall not be interfered with unreasonably. Tenant waives any claim for damages for any injury or inconveniences to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the premises, excluding Tenant's vaults and safes or special security areas (designated in advance), and Landlord shall have the right to use any and all means which Landlord may deem necessary or proper to open said doors in an emergency, in order to obtain entry to any portion of the Premises, and any entry to the Premises or portions thereof obtained by Landlord by any of said means, or otherwise, shall not be construed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction, actual or constructive, of Tenant from the Premises or any portions thereof. Landlord shall also have the right at any time, without the same constituting an actual or constructive eviction and without incurring any liability to Tenant thereof, to change the arrangement and/or location of entrances or passageways, doors and doorways, and corridors, elevators, stairs, toilets or other public parts of the Building and to change the name, number or designation by which the Building is commonly known.
DEFAULT BY
    TENANT    21.(a) Events of Default: The occurrence of any of the following shall constitute an event of default on the part of Tenant:

                 (1) Abandonment. Abandonment of the Premises for a continuous period in excess of five (5) business days. Tenant waives any right to notice Tenant may have under Section 1951.3 of the Civil Code of the State of California, the terms of this subsection (a) being deemed such notice to Tenant as required by said Section 1951.3:

                 (2) Nonpayment of Rent. Failure to pay any installment of Rent due and payable hereunder (or failure to pay any other amount required to be paid hereunder, all such obligations to be construed as the equivalent of obligations for payment of Rent) upon the date when said payment is due, such failure continuing without cure by payment of the delinquent Rent and late charges for a period of five (5) business days after written notice and demand; provided, however, that except as expressly otherwise provided herein, Landlord shall not be required to provide such notice more than twice during the Term, the third such non-payment constituting default for all purposes hereof without requirement of notice. For purposes of subparagraph 21(e), such failure shall constitute a default without requirement of notice.

                 (3) Other Obligations. Failure to perform any obligations, agreement or covenant under this Lease other than those matters specified in subparagraphs (1) and (2) of this subparagraph (a), such failure continuing for fifteen (15) business days after written notice of such failure (or such longer period as Landlord determines to be necessary to remedy such default, provided that Tenant shall continuously and diligently pursue such remedy at all time until such default is cured);

                 (4) General Assignment. A general assignment by Tenant for the Benefit of creditors:

                 (5) Bankruptcy. The filing of any voluntary petition in bankruptcy by Tenant, or the filing of an involuntary petition by Tenant's creditors, which involuntary petition remains undischarged for a period of thirty (30) days. In the event that under applicable law the trustee in bankruptcy or Tenant has the right to affirm this Lease and continue to perform the obligations of Tenant hereunder, such trustee or Tenant shall, in such time period as may be permitted by the bankruptcy court having jurisdiction, cure all defaults of Tenant hereunder outstanding as of the date of the affirmance of this Lease and provide to Landlord such adequate assurances as may be necessary to ensure Landlord of the continued performance of Tenant's obligations under this Lease;

                 (6) Receivership. The employment of a receiver to take possession of substantially all of the Tenant's assets or the Premises, if such receivership remains indissolved for a period of ten (10) business days after creation thereof;

               (7) Attachment. The attachment, execution or other judicial seizure of all or substantially all of Tenant's assets or the Premises, if such attachment or other seizure remains undismissed or undischarged for a period of ten (10) business days after the levy thereof;

               (8) Insolvency. The admission by Tenant in writing of its
                   inability to pay its debts as they become due, the filing by Tenant of a petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, the filing by Tenant of an answer admitting or failing timely to contest a material allegation of a petition filed against Tenant in any such proceeding or, if within thirty (30) days after the commencement of any proceeding against Tenant seeking any reorganization or arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceeding shall not have been dismissed.

                 (b) Remedies Upon Default.

               (1) Rent. All failures to pay any monetary obligation to be paid by Tenant under this lease shall be construed as obligations for payment of rent.

               (2) Termination. In the event of the occurrence of any event of default, Landlord shall have the right, with or without notice or demand, immediately to terminate this lease, and at any time thereafter recover possession of the Premises or any part thereof and expel and remove therefrom Tenant and any other person occupying the same, by any lawful means, and again repossess and enjoy the Premises without prejudice to any of the remedies that Landlord may have under this lease. or at law or equity by reason of Tenant's default or of such termination.

               (3) Continuation After Default. Even though Tenant has breached this Lease and/or abandoned the Premises, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession under paragraph 21 (b)(2) hereof, and Landlord may enforce all its right and remedies under this lease, including (but without limitation) the right to recover Rent as it becomes due; and Landlord, without terminating this Lease, may exercise all of the rights and remedies of a landlord under Section 1951.4 of the Civil Code of the State of California or any successor code section. Acts of maintenance, preservation or efforts to lease the Premises or the appointment of receiver upon application of Landlord to protect Landlord's interests under this Lease shall not constitute an election to terminate Tenant's right to possession.

               (c) Damages Upon Termination. Should Landlord terminate this
                   Lease pursuant to the provisions of paragraph 21 (b)(2) hereof, Landlord shall have all the rights and remedies of a landlord provided by Section 1951.2 of the Civil Code of the State of California, or successor code section. Upon such termination, in addition to any other rights and remedies to which Landlord may be entitled under applicable law, Landlord shall be entitled to recover from Tenant: (i) the worth at the time of award of the unpaid Rent and other amounts which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such Rent loss that the Tenant proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of such Rent loss that the Tenant proves could be reasonably avoided; and (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which, in the ordinary course of things, would be likely to result therefrom. The "worth at the time of award" of the amounts referred to in (i) and (ii) shall be computed with interest at the lesser of eighteen percent (18%) per annum or the maximum rate allowed by law. The "worth at the time of award" of the amount referred to in (iii) shall be computed by reference to competent appraisal evidence or the formula prescribed by using the lowest discount rate permitted under applicable law.

               (d) Computation Of Rent For Purposes Of Default.

                   For purposes of computing unpaid Rent which would have
               accrued and become payable under this Lease pursuant to the provisions of paragraph 21(c) unpaid Rent shall consist of the sum of

               (1) the total Basic Rent for the balance of the Term then
                   remaining (with the amount of Basic Rent to be determined by reference to fair rental value being the subject of proof by competent evidence), plus

               (2) a computation of the excess of Gross Rent (the term "Gross
                   Rent" meaning the sum of (i) rental adjustments payable pursuant to paragraph 29 and (ii) Basic Rent) over Basic Rent for the balance of the Term then remaining ("Excess Gross Rental"), the assumed excess Gross Rental for the calendar year of the default and each future calendar year in the Term to be equal to the Excess Gross Rental for the calendar year prior to the year in which default occurs compounded at a per annum rate equal to the mean average rate of inflation for the preceding five (5) calendar years as determined by the United States Department of Labor, Bureau of Labor Statistics Consumer Price Index (All Urban Consumers) for the Metropolitan Area or Region of which San Francisco, California is a part.

               (e) Late Charge. In addition to its other remedies, Landlord shall have the right without notice or demand to add to the amount of any payment required to be made by Tenant hereunder, and which is not paid on or before the date the same is due, an amount equal to five percent (5%) of the delinquency for each month or portion thereof that the delinquency remains outstanding to compensate Landlord for the loss of the use of the amount not paid and the administrative costs caused by the delinquency, the parties agreeing that Landlord's damage by virtue of such delinquencies would be difficult to compute and the amount stated herein represents a reasonable estimate thereof.

               (f) Remedies Cumulative. All right, privileges and elections or remedies of the parties are cumulative and not alternative to the extent permitted by law and except as otherwise provided herein.

    DAMAGED BY      22. If the Premises or the Building are damaged by fire or
     FIRE, ETC.         other casualty, Landlord shall forthwith repair the
                        same, provided such repairs can be made within one
 See Addendum           hundred eighty (180) days from the date of such damage
 #7 attached            under the laws and regulations of the federal, state and
 hereto and made        local governmental authorities having jurisdiction
 a part hereof.         thereof. In such event, this Lease shall remain in full
                        force and effect except that Tenant shall be entitled to a proportionate reduction of Rent while such repairs to be made hereunder by Landlord are being made. Said proportionate reduction shall be based upon the extent to which the making of such repairs to be made hereunder by Landlord shall interfere with the business carried on by Tenant in the Premises. Within twenty (20) days from the date of such damage, Landlord shall notify Tenant whether or not such repairs can be made within one hundred eighty (180) days from the date of such damage and Landlord's determination thereof shall be binding on Tenant. If such repairs cannot be made within one hundred eighty (180) days from the date of such damage, Landlord shall have the option within thirty (30) days of the date of such damage either to: (a) notify Tenant of Landlord's intention to repair such damage and diligently prosecute such repairs, in which event this Lease shall continue in full force and effect and the Rent shall be reduced as provided herein; or (b) notify
                        Tenant of Landlord's election to terminate this Lease as of a date specified in such notice, which date shall be not less than thirty (30) nor more than sixty (60) days after notice is given. In the event such notice to terminate is given by Landlord this Lease shall terminate on the date specified in such notice. In case of termination by either event, the Rent shall be reduced by a proportionate amount based upon the extent to which said damage interfered with the business carried on by Tenant in the Premises, and Tenant shall pay such reduced Rent Up to the date of termination.
                        Landlord agrees to refund to Tenant any Rent previously paid for any period of time subsequent to such date of termination. The repairs be made hereunder by Landlord shall not include, and Landlord shall not be required to repair, any damage by fire or other cause to the property of Tenant or any repairs or replacements of any paneling, decorations, railings, floor coverings or any alterations, additions fixtures or improvements installed on the premises by or at the expense of Tenant. The provisions of Section 1942, subdivision 2, and Section 1933, subdivision 4, of the Civil Code of California are superseded by the foregoing.

     EMINENT
      DOMAIN   23.     If any part of the Premises shall be taken or
                   appropriated under the power of eminent domain or conveyed in lieu thereof, either party shall have the right to terminate this Lease at its option. If any part of the Building shall be taken or appropriated under power of eminent domain or conveyed in lieu thereof, Landlord may terminate this Lease at its option. In either of such events, Landlord shall receive (and Tenant shall assign to Landlord upon demand from Landlord) any income, rent, award or any interest therein which may be paid in connection with the exercise of such power of eminent domain, and Tenant shall have no claim against Landlord for any part of the sums paid by virtue of such proceedings, whether or not attributable to the value of the unexpired Term. If a part of the Premises shall be so taken or appropriated or conveyed and neither party hereto shall elect to terminate this Lease and the Premises have been damaged as a consequence of such partial taking or appropriation or conveyance, Landlord shall restore the Premises continuing under this Lease at Landlord's cost and expense; provided, however, that Landlord shall not be required to repair or restore any injury or damage to the property of Tenant or to make any repairs or restoration of any alterations, additions, fixtures or improvements installed on the Premises by or at the expense of Tenant. Thereafter, the Rent for the remainder of the Term shall be proportionately reduced, such reduction to be based upon the extent to which the partial taking or appropriation or conveyance shall interfere with the business carried on by Tenant in the Premises. Notwithstanding anything to the contrary contained in this paragraph, if the temporary use or occupancy of any part of the Premises shall be taken or appropriated under power of eminent domain during the Term, this Lease shall be and remain unaffected by such taking or appropriation and Tenant shall continue to pay in full all Rent payable hereunder by Tenant during the Term; in the event of any such temporary appropriation or taking, Tenant shall be entitled to receive that portion of any award which represents compensation for the use of or occupancy of the Premises during the Term, and Landlord shall be entitled to receive that portion of any award which represents the cost of restoration of the Premises and the use and occupancy of the Premises after the end of the Term. SALE BY LANDLORD AND


               24.     In the event of a sale or conveyance by Landlord of the
                   TENANT'S Building, the same shall operate to release Landlord from any REMEDIES future liability upon any of the convenants or conditions, express or implied, herein contained in favor of Tenant, and in such event Tenant agrees to look solely to the responsibility of the successor in interest of Landlord in and to this Lease. This Lease shall not be affected by any such sale and Tenant agrees to attorn to the purchaser or assignee. Tenant shall look solely to Landlord's interest in the Building for recovery of any judgment from Landlord. Landlord, or if Landlord is a partnership, its partners whether general or limited, or if Landlord is a corporation, its directors, officers or shareholders, shall never be personally liable for any such judgment.

   RIGHT OF
LANDLORD TO     25.     All convenants and agreements to be performed by
    PERFORM        Tenant under any of the terms of this Lease shall be
                   performed by Tenant at Tenant's sole cost and expense and
                   without any abatement of Rent. If Tenant shall fail to pay any sum of money, other than Rent, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue for ten (10) days after notice thereof by Landlord, Landlord may, but shall not be obligated to do so, and without waiving or releasing Tenant from any obligations of the Tenant, make any such payment or perform any such act on the Tenant's part to be made or performed. All sums so paid by Landlord and all necessary incidental costs together with interest thereon at the rate of eighteen percent (18%) per annum or the maximum rate permitted by law, whichever is less per annum from the date of such payment by the Landlord shall be payable as
                   Additional Rent to Landlord on demand, and Tenant covenants to pay such sums, and Landlord shall have, in addition to any other right or remedy of Landlord, the same right and
                   remedies in the event of the nonpayment thereof by Tenant as
SURRENDER OF       in the case of default by Tenant in the payment of the Rent.
    PREMISES
               26. (a) Tenant shall, at least ninety (90) days before the last day of the Term, give to Landlord a written notice of intention to surrender the Premises on that date, but nothing contained herein shall be construed as an extension of the Term or as consent of Landlord to any holding over by Tenant.

                   (b) At the end of the term or any renewal thereof or other sooner termination of this Lease, Tenant shall peaceably deliver up to Landlord possession of the Premises, together with all improvements, fixtures or ordinary wear additions thereto by whomsoever made, in the same condition as received, or first installed, damage by fire, earthquake, act of God, ordinary wear and tear or the elements alone excepted. Tenant may, upon the termination of this Lease, remove all movable furniture and equipment belonging to Tenant, at Tenant's sole cost, title to which shall be in Tenant until such termination, repairing any damage caused by such removal. Property not so removed shall be deemed abandoned by the Tenant, and title to the same shall thereupon pass to Landlord.

                   (c) The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger and shall, at the option of Landlord, terminate all or any
      WAIVER existing subleases or subtenancies or may, at the option of Landlord, operate as an assignment to it of any or all such subleases or subtenancies.

               27.     If either Landlord or Tenant waives the performance of
                   any term, covenant or condition contained in this Lease, such waiver shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition contained herein. The acceptance of Rent by Landlord shall not constitute a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, regardless of Landlord's knowledge of such preceding breach at the time Landlord accepted such Rent. Failure by Landlord to enforce any of the terms, convenants or conditions of this Lease for any length of time shall not be deemed to waive or to decrease the right of Landlord to insist thereafter upon strict performance by Tenant. Waiver by Landlord of any term, covenant or condition contained in this lease may only be made by a written document signed by Landlord.

NOTICES
          28. All notices and demands which may or are required to be given by either party to the other hereunder shall be in writing. All notices and demand by Landlord to Tenant shall be sent by United States certified or registered mail, postage prepaid, addressed to Tenant at the Premises, or to such other place as Tenant may from time to time designate in a notice to Landlord. All notices and demands by Tenant to Landlord shall be sent by United States certified or registered mail, postage prepaid, addressed to Landlord at the address specified in the Basic Lease Information, or to such other firm or to such other place as Landlord may from time to time designate in a notice to Tenant.

RENTAL    29.   In addition to Basic Rent provided to be paid hereunder, Tenant
ADJUSTMENT   shall pay as Rent Tenant's Proportionate Share of Basic Operating
             Cost in the manner set forth below.

See          (a)   Definition: For purposes hereof, the terms used in this
Addendum #1  paragraph 29 shall have the following meanings:
attached     (b)   "Basic Operating Cost" shall mean all expenses and costs of
hereto       every kind and nature which Landlord shall pay or become obligated
and made a   to pay because of or in connection with the ownership and operation part hereof  of the Building and supporting facilities of the Building, and such additional facilities now and in subsequent years as may be determined by Landlord to be necessary to the Building, including, but not limited to the following:

             (i) Wages, salaries and related expenses and benefits of all on-site and off-site employees engaged directly in the operation, management, maintenance, engineering and security of the Building, and the costs of an office in the Building: provided, however, that Basic Operating Cost shall not include leasing commissions paid to any real estate broker, salesperson of agent.

             (ii) Supplies, materials and rental of equipment used in the operation, management and maintenance of the Building.

             (iii) Utilities, including water and power, heating, lighting, air conditioning and ventilating of the Building.

             (iv) All maintenance, janitorial and service agreements for the Building and the equipment therein, including, without limitation, alarm services, window cleaning and elevator maintenance.

             (v) A management cost recovery determined by Landlord equal to three percent (3%) of Gross Rent derived from the Building.

             (vi) Legal expenses and the cost of audits by certified public accountant; provided, however, that legal expenses chargeable as Basic Operating Cost shall not include the cost of negotiating leases, collecting rents, evicting tenants nor shall it include costs incurred in legal proceedings with or against any tenant or to enforce the provisions of any lease.

             (vii) All insurance premiums and costs, including but not limited to, the premiums and cost of fire, casualty and liability coverage and rental abatement and earthquake insurance (if Landlord elects to provide such coverage) applicable to the Building and Landlord's personal property used in connection therewith.

             (viii) Repair, replacements and general maintenance (excluding repairs and general maintenance paid by proceeds of insurance or by Tenant or other third parties, and alterations attributable solely to tenants of the Building other than Tenant).

             (ix) All maintenance costs relating to public and service areas of the Building, including (but without limitation) sidewalks, landscaping, service areas, mechanical rooms and building exteriors.

             (x) All taxes, service payments in lieu of taxes, annual or periodic license or use fees, fees, real estate taxes, impositions or charges imposed upon or levied in connection with use of the Building to raise funds for public transit, housing or other environmental, sociological or fiscal effects of the Building or land use, assessments whether general or special, ordinary and extraordinary, unforseen as well as foreseen, of any kind which are assessed, levied, charged, confirmed or imposed by any public authority upon the Building, the land upon which it is located, Building operations or Rent payable under this Lease (or any portion or component thereof), excepting only inheritance of estate taxes imposed upon or assessed against the interest of any person in the Building or any part thereof of interest therein, and taxes computed upon the basis of the net income of the owners of the Building or any part thereof or interest therein.

             (xi) Amortization (together with reasonable financing charges) of capital improvement made to the Building subsequent to the Term Commencement Date which will improve the operating efficiency of the Building or which may be required to comply with the laws, ordinances, rules or regulations promulgated, adopted or enforced after completion of the initial construction of the Building and improvements of the Premises pursuant to Exhibit C and C-!.

             Notwithstanding anything to the contrary herein contained, Basic Operating Cost shall not include (aa) the initial construction cost of the Building; (bb) depreciation on the initial construction of the Building; (cc) the cost of providing Tenant improvements to tenant or any other tenant: (dd) debt service (including, but without limitation, interest, principal and any impound payments) required to be made on any mortgage or deed of trust recorded with respect to the Building and/or the real property on which the Building is located other than debt service and financing charges imposed pursuant to paragraph 29(a)(1)(xi) above; and (ee) the cost of special services, goods or materials provided to any tenant. In the event that the building is not fully occupied during any fiscal year of the Term as determined by Landlord, an adjustment shall be made in computing the Basic Operating Cost for such year so that Basic Operating Cost shall be computed as though the Building had been one hundred percent (100%) occupied; provided, however, that in no event shall Landlord be entitled to collect in excess of one hundred percent (100%) of the total Basic Operating Cost from all of the tenants in the Building including Tenant. All costs and expenses shall be determined in accordance with generally accepted accounting principles which shall be consistently applied (with accruals appropriate to Landlord's business). Basic Operating Cost shall not include specific costs incurred for the account of, separately billed to and paid by specific tenants.

                       (2) "Estimated Basic Operating Cost" for any particular year shall mean Landlord's estimate of the Basic Operating Cost for such calendar year made prior to commencement of such calendar year as hereinafter provided. Landlord shall have the right from time to time to revise its fiscal year and interim accounting periods so long as the periods as so revised are reconciled with prior periods in accordance with generally accepted accounting principles applied in a consistent manner.

                       (3) "Basic Operating Cost Adjustment" shall mean the difference between Basic Operating Cost and Estimated Basic Operating Cost for any calendar year determined as hereinafter provided.

                       (B) Payment Of Estimated Operating Cost.

                           During December of each calendar year during the
                       Term, or as soon thereafter as practicable, Landlord shall give Tenant written notice of the Estimated Basic Operating Cost for the ensuing calendar year. The Estimated Basic Operating Cost for the calendar year in which the Scheduled Term Commencement Date falls is set forth in the Basic Lease information sheet. Tenant shall pay Tenant's Proportionate Share of the Estimated Basic Operating Costs with Installments of Basic Rent required to be paid pursuant to paragraph 3 above for the calendar year to which the estimate applies in monthly installments on the first day of each calendar month during such year, in advance. Such payment shall be construed to be Rent for all purposes hereof. If at any time during the course of a calendar year, Landlord determines that Basic Operating Cost will apparently vary from the then Estimated Basic Operating Cost by more than five percent (5%), Landlord may, by written notice to Tenant, revise the Estimated Basic Operating Cost for the balance of such calendar year and Tenant shall pay Tenant Proportionate Share of the Estimated Basic Operating Cost as so revised for the balance of the then current calendar year on the first day of each calendar month thereafter, such revised installment amounts to be Rent for all purposes hereof.

                       (C) Computation Of Basic Operating Cost Adjustment.

                           Within one hundred twenty (120) days after the
                       end of each fiscal year as determined by Landlord or as soon thereafter as practicable, Landlord shall deliver to Tenant a statement of Basic Operating Cost for the fiscal year just ended, accompanied by a computation of Basic Operating Cost Adjustment. If such statement shows that Tenant's payment based upon Estimated Basic Operating Cost is less than Tenant's Proportionate Share of Basic Operating Cost, then Tenant shall pay the difference within twenty (20) days after receipt of such statement, such payment to constitute additional rent hereunder. If such statement shows that Tenant's payments of Estimated Basic Operating Cost exceed Tenant's Proportionate Share of Basic Operating Costs, then (provide that Tenant is not in default under this Lease), Tenant shall receive a credit for the amount of such payment against Tenant's obligation for payment of Tenant's Proportionate Share of Estimated Basic Operating Cost next becoming due hereunder. If this Lease has been terminated or the Term hereof has expired prior to the date of such statement, then the Basic Operating Cost Adjustment shall be paid by the appropriate party within twenty (20) days after the date of delivery of the statement.

                       (D) Net Lease. This shall be a net lease and Base Rent shall be paid to Landlord absolutely net of all costs and expenses. The provisions for payment of Basic Operating Cost by means of periodic payments of Tenant's Proportionate Share of Estimated Basic Operating Cost and the Basic Operating Cost Adjustment are intended to pass on to Tenant and reimburse Landlord for all cost and expenses of the nature described in paragraph 29(a)(1) above incurred in connection with ownership and operation of the Building and such additional facilities now and in subsequent years as may be determined by Landlord to be necessary to the Building.

                       (e) Tenant Audit. Tenant shall have the right, at Tenant's expense and upon not less than forty-eight (48) hours prior written notice to Landlord to review at reasonable times Landlord's books and records for any calendar year a portion of which falls within the Term for purposes of verifying Landlord's calculation of Basic Operating cost and Basic Operating Cost Adjustment. In the event that Tenant shall dispute the amount set forth in any statement provided by Landlord under paragraph 2g(c) above, Tenant shall have the right not later than twenty (20) days following the receipt of such statement, and upon condition that Tenant shall first deposit with Landlord the full amount in dispute, to cause Landlord's books and records with respect to such calendar year to be audited by certified public accountants selected by Tenant subject to Landlord's reasonable right of approval. The Basic Operating Cost Adjustment shall be appropriately adjusted on the basis of such audit. If such audit discloses a liability for a refund or credit by Landlord to Tenant in excess of ten Percent (10%) of Tenant's Proportionate Share of the Basic Operating cost Adjustment previously reported, the cost of such audit shall be borne by Landlord. Otherwise the cost of such audit shall be paid by Tenant. If Tenant shall not request an audit in accordance with the provisions of this paragraph 29(e) within twenty (20) days of receipt of Landlord's statement provided pursuant to paragraph 29(d), such statement shall be final and binding for all purposes hereof.

     TAXES        30.  (a) Tenant shall pay before delinquency any and all taxes
PAYABLE BY             levied or assessed and which become payable by Landlord
    TENANT             (or Tenant) during the Term of this Lease, whether or not
                       now customary or within the contemplation of the parties hereto, which are based upon, measured by or otherwise calculated with respect to: (a) the value of Tenant's equipment, furniture, fixtures or other personal property located in the Premises; (b) the value of any leasehold improvements, alterations, or additions made in or to the Premises, regardless of whether title to such improvements, alterations or additions shall be in Tenant or Landlord; or (c) this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises. (b) In the event that it shall not be lawful for Tenant so to reimburse
                       Landlord, the Rent shall be revised to net Landlord the same net rent after imposition of any such tax upon Landlord as would have been payable to Landlord prior to the imposition of any such tax. All taxes payable by Tenant under this Paragraph 30 shall be additional rental.

                                    --10--

SUCCESSORS    31.      Subject to the provisions of paragraph 10 hereof, the
AND ASSIGNS      terms, covenants and conditions contained herein shall be
                 binding upon and inure to the benefit of the heirs, successors, executors, administrators and assigns of the parties hereto.

ATTORNEYS'    32.      In the event that any action or proceeding is brought to
     FEES enforce any term, covenant or condition of this lease on the part of Landlord or Tenant, the prevailing party in such litigation shall be entitled to reasonable attorneys' fees to be fixed by the court in such action or proceeding.

LIGHT AND AIR 33.      No diminution of light, air or view by any structure
                 which may hereafter be erected (whether or not by Landlord) shall entitle Tenant to any reduction of Rent, result in any liability of Landlord to Tenant, or in any other way affect this Lease or Tenant's obligations hereunder.


PUBLIC TRANS- 34.      Tenant shall establish and maintain during the Term
PORTATION        hereof a program to encourage maximum use of public
INFORMATION      transportation by personnel of Tenant employed on the Premises, including without limitation the distribution to such employees of written materials explaining the convenience and availability of public transportation facilities adjacent to the Building, staggering working hours of employees, and encouraging use of such facilities, all at Tenant's sole reasonable cost and expense.

MISCELLANEOUS 35.(a)   The term "Premises" shall be deemed to include
                 (except where such meaning would be clearly repugnant to the context) the office space demised and improvements now or at any time hereinafter comprising or built in the space hereby demised.

                 (b) The paragraph headings herein are for convenience of reference and shall in no way define, increase, limit or describe the scope or intent of any provision of this lease.

                 (c) The term "Landlord" in these presents shall include the Landlord, its successors and assigns. In any case where this Lease is signed by more than one person, the obligation hereinunder shall be joint and several.

                 (d) The term "Tenant" or any pronoun used in place thereof shall indicate and include the masculine or feminine, the singular or plural number, individuals, firms or corporations, and their and each of their respective successors, executors, administrators and permitted assigns, according to the context hereof.

                 (e) Time is of the essence of this Lease and all of its provisions.

                 (f) This Lease shall in all respects be governed by the laws of the State of California.

                 (g) This Lease, together with its exhibits, contains all the agreements of the parties hereto and supersedes any previous negotiations.

                 (h) There have been no representations made by the Landlord or understandings made between the parties other than those set forth in the Lease and its exhibits.

                 (i) This Lease may not be modified except by a written instrument by the parties hereto.

                 (j) If for any reason whatsoever any of the provisions hereof shall be enforceable or ineffective, all of the other provisions shall be and remain in full force and effect.

LEASE EFFECTIVE  (k) See Addenda #1-11 attached hereto and made a part hereof.
DATE

              36.    Submission of this instrument for examination or
                 signature by Tenant does not constitute a reservation or option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

                     IN WITNESS WHEREOF. the parties hereto have executed
                 this Lease the day and year first above written.


                                           "LANDLORD"
                                           SAN MATEO OFFICE LIMITED

                                           A California Limited Partnership

              Date                         By
                  ---------------------      --------------------------
                                              Dennis E. Singleton

                                           Its General Partner

                                           "TENANT"
                                           VERY VISUAL SOFTWARE
                                           A DELAWARE CORPORATION

              Date                         By
                  ---------------------      --------------------------
                                              Roger Sippl

                                           Its Chief Executive Office

                                                           Rules and Regulations

Exhibit A.
           1. Sidewalks, halls, passages, exits, entrances, elevators, escalators and stairways shall not be obstructed by Tenants or used by them for any purposes other than for ingress to and egress from their respective premises. The halls, passages,exits entrances, elevators and stairways are not for the use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence, in the judgement of Landlord, shall be prejudicial to the safety, character, reputation and interests of the Building and its Tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom any Tenant normally deals in the ordinary course of such Tenant's business unless such persons are engaged in illegal activities. No Tenant, and no employees or invitees of any Tenant, shall go upon the roof of the Building, except as authorized by Landlord.

           2. No sign, placard, picture, name, advertisement or notice, visible from the exterior of leased premises shall be inscribed, painted, affixed, installed or otherwise displayed by any Tenant either on its premises or any part of the Building without the prior written consent of Landlord, and Landlord shall have the right to remove any such sign, placard, picture, name, advertisement or notice without notice to and at the expense of the Tenant.

                  If Landlord shall have given such consent to any Tenant at any time, whether before or after the execution of the lease, such consent shall in no way operate as a waiver or release of any of the provisions hereof or of such lease, and shall be deemed to relate only to the particular sign, placard, picture, name, advertisement or notice so consented to by Landlord and shall not be construed as dispensing with the necessity of obtaining the specific written consent of Landlord with respect to any other such sign, placard, picture, name, advertisement or notice.

                  All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of the Tenant by a person approved by Landlord.

           3. The bulletin board or directory of the Building will be provided exclusively for the display of the name and location of Tenants only and Landlord reserves the right to exclude any other names therefrom.

           4. No curtains draperies, blinds, shutters, screens or other coverings awnings, hangings or decorations shall be attached to, hung or placed in, or used in connection with, any window or door on any premises without prior written consent of Landlord. In any event with the prior written consent of Landlord, all such items shall be installed inboard of Landlords window covering and shall in no way be visible from exterior of the Building. No articles shall be placed or kept on the window sills so as to be visible from the exterior of the Building. No articles shall be placed against glass partition s or doors which might appear unsightly from outside Tenants Premises.

           5. Landlord reserves the right to exclude from the Building between the hours of 6 pm and 6 am and at all hours on Saturdays, Sundays, and holidays all persons who are not Tenants or their accompanied guests in the Building. Each Tenant shall be responsible for all persons for whom it allows to enter the building and shall be liable to Landlord for all acts of such persons.

                  Landlord shall in no case be liable for damages for error with regard to the admission to or exclusion from the Building of any person.

                  During the continuances of any invasion, mob. riot, public excitement or other circumstance rendering such action advisable in Landlord's opinion, Landlord reserves the right to prevent access to the Building by closing the doors, or otherwise, for the safety of Tenants and protection of the Building and property in the Building.

           6. No Tenant shall employ any person or persons other than the janitor of Landlord for the purpose of cleaning premises unless otherwise agreed to by Landlord in writing. Except with the written consent of Landlord no person or persons other than those approved by Landlord shall be permitted to enter the Building for the purpose of cleaning the same. No Tenant shall cause any unnecessary labor by reason of such Tenant's carelessness or indifference in the preservation of good order and cleanliness of the premises. Landlord shall in no way be responsible to any tenant for loss of property on the premises, however occurring, or for any damage done to the effects of any Tenant by the janitor or any other employee or any other person.


           7. No Tenant shall obtain for use upon its premises ice, drinking water, food, beverage, towel or other similar services except through facilities provided by Landlord (and maintained by Tenant) and under regulations fixed by Landlord, or accept barbering or bootblacking services in its premises except from persons authorized by Landlord.

           8. Each Tenant shall see that all doors of its premises are closed and securely locked and must observe strict care and caution that all water faucets or water apparatus are entirely shut off before the Tenant or its employees leave such premises, and that all utilities shall likewise be carefully shut off, so as to prevent waste or damage, and for any default or carelessness the Tenant shall make good all injuries sustained by other Tenants or occupants of the Building or Landlord. On multiple-tenancy floors, all Tenants shall keep the door or doors to the Building corridors closed at all times except for ingress or egress.

           9. As more specifically provided in the Tenant's Lease of the Prenuses, Tenant shall not waste electricity, water or air-conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the Building's heating and air-conditioning, and shall refrain from attempting to adjust any controls other than room thermostats installed for Tenant's use.

          10. No Tenant shall after any lock or access device or install a new additional lock or access device or any bolt on any door of its premises without the prior written consent of Landlord. If Landlord shall give its consent, the Tenant shall in each case furnish Landlord with a key for any such lock.

          11. No Tenant shall make or have made additional copies of any keys or access devices provided by Landlord. Each Tenant, upon the termination of the Tenancy, shall deliver to Landlord all the keys or


                                  EXHIBIT "A"                             Page 1
                        access devices for the Building, offices, rooms and toilet rooms which shall have been furnished the Tenant or which the Tenant shall have had made. In the event of the loss of any keys or access devices so furnished by Landlord, Tenant shall pay Landlord therefor.

                   12. The toilet rooms, toilets, urinal, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein, and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees or invitees, shall have caused it.

                   13. No Tenant shall use or keep in its premises of the Building any kerosene, gasoline or inflammable or combustible fluid or material other than limited quantities necessary for the operation or maintenance of office or office equipment. no Tenant shall use any method or heating or air-conditioning other than that supplied by Landlord.

                   14. No Tenant shall use, keep or permit to be used or kept in its premises any foul or noxious gas or substance or permit or suffer such premises to be occupies or used in a manner offensive or objectionable to landlord or other occupants of the Building by reason of noise, odors and/or vibrations or interfere in any way with other Tenants of those having business therein, nor shall any animals or birds be brought or kept in or about any premises of the Building.

                   15. No cooking shall be done or permitted by any Tenant on it premises (except that use by the Tenant of Underwriters' laboratory approved equipment for the preparation of coffee, tea, hot chocolate and similar beverages for Tenants and their employees shall be permitted, provided that such equipment and use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations), nor shall premises be used for lodging. microwave accepted.

                   16. Except with the prior written consent of Landlord, no Tenant shall sell, or permit the sale, at retail, of newspapers, magazines, periodicals, theatre tickets or any other goods or merchandise in or on any premises, nor shall Tenant carry on, or permit or allow any employee or other person to carry on , the Business of stenography, typewriting or any similar business in or from any premises for the service or accommodation of occupants of any other portion of the Building, nor shall the premises of any Tenant be used for the storage of merchandise or for manufacturing of any kind, or the business of a public barber shop, beauty parlor, nor shall the premises of any Tenant be used for any improper, immoral or objectionable purpose, or any business or activity other than that specifically provided for in such Tennant's lease.

                   17. If Tenant requires telegraphic, telephonic, burglar alarm or similar services, it shall first obtain and comply with, Landlord's instructions in their installation.

                   18. Landlord will direct electricians as to where and how telephone, telegraph and electrical wires are to be introduced or installed. No boring ar cutting for wires will be allowed without the prior written consent of Landlord. The location of burglar alarms, telephones, call boxes and other office equipment affixed to all premises shall be subject to the written approval of Landlord.

                   19. No Tenant shall install any radio or television antenna, loudspeaker or any other device on the exterior walls or the roof of the Building. Tenant shall not interfere with radio or television broadcasting or reception from or in the Building or elsewhere.

                   20. No Tenant shall lay linoleum, tile, carpet or an other floor covering so that the same shall be affixed to the floor of its premises in any manner except as approved in writing by Landlord. The expense of repairing any damage resulting from a violation of this rule or the removal of any floor covering shall be borne by the Tenant by whom, or by whose contractors, employees or invitees, the damage shall have been caused.

                   21. No furniture, freight, equipment, materials, supplies, packages, merchandise or other property will be received in the Building or carried up or down the elevators except between such hours and in such elevators as shall be designated by Landlord.

                             Landlord shall have the right to prescribe the
                        weight, size and position of all safes, furniture or other heavy equipment brought into the Building. Safes or other heavy objects shall, if considered necessary by Landlord, stand on wood strips of such thickness as determined by Landlord to be necessary to properly distribute the weight thereof. Landlord will not be responsible for loss of or damage to any such safe, equipment or properly from any cause, and all damage done to the Building by moving or maintaining any such safe, equipment or other property shall be repaired at the expense of Tenant.

                             Business machines and mechanical equipment
                        belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building or to an space therein to such a degree as to be objectionable to Landlord or to an tenants in the building shall be placed and maintained by Tenant, at Tennant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. The persons employed to move such equipment in or out of the Building must be acceptable to Landlord.

                   22. No Tenant shall place a load upon any floor of the premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. No Tenant shall mark, or drive nails, screw or drill into, the partitions, woodwork or plaster or in any way deface such premises or any part thereof.

                   23. No Tenant shall install, maintain or operate upon the Premises any vending machine without the written consent of Landlord.

                   24. There shall not be used in any space, or in the public areas of the Building, either by any Tenant or others, any hand trucks except those equipped with rubber tires and side guards or such other material-handling equipment as Landlord may approve. No other vehicles of any kind shall be brought by any Tenant into or kept in or about the premises.

                                  EXHIBIT "A"







                   18.  Landlord will direct

                    25. Each Tenant shall store all its trash and garbage within the interior of its premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the city without violation of any law or ordinance governing such disposal. All trash, garbage and refuse disposal shall be made only through entryways and elevators provided for such purposes and at such times as Landlord shall designate.

                   26. Canvassing, soliciting, distribution of handbills or any other written material, and peddling in the Building are prohibited and each Tenant shall cooperate to prevent the same. No Tenant shall make room-to-room solicitation of business from other tenants in the building.

                   27. Landlord shall have the right, exercisable without liability to any Tenant, to change the name and address of the Building.

                   28. Landlord reserves the right to exclude or expel from the Building any person who, in Landlord's judgment is intoxicated or under the influence of liquor or drugs or who is in violation of any of the rules and regulations of the Building.

                   29. Without the prior written consent of Landlord, Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

                   30. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

                   31. Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

                   32. The requirements of Tenants will be attended to only upon application at the office of the Building by an authorized individual. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and no employees will admit any person Tenant or otherwise) to any office without specific instructions from Landlord.

                   33. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular Tenant or Tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other Tenant or Tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all Tenants of the Building.

                   34. Landlord reserves the right to make such other and reasonable rules and regulations as in its judgement may from time to time be needed for safety and security, for care and cleanliness of the Building and for the preservation of good order therein. Tenant agrees to abide by all such Rules and Regulations hereinabove stated and any additional rules and regulations which are adopted.

                   35. Landlord reserves the right to designate the use of the parking spaces on the premises.

                   36.  Tenant shall use carpet protector under all desk chairs.

                   37. Tenant agrees to keep balcony doors closed at all times, except during ingress and egress.

                   38. Tenant Or Tenant's guests shall park between designated parking lines only, and shall not occupy two parking spaces with one car. Vehicles in violation of the above shall be subject to tow-away, at vehicle owner's expense.

                   39. Vehicles parked on premises overnight without prior written consent of the Landlord shall be deemed abandoned and shall be subject to tow-away at vehicle owner's expense.

                   40. Tenant shall be responsible for the observance of all of the foregoing Rules and Regulations by Tenant's employees, agents, clients, customers, invitees and guests.

                   41. The Rules and Regulations are in addition to, and shall not be construed to in any way modify, alter or amend, in whole or in part the terms, covenants, agreements and conditions of any Lease of Premises in the Building. The word "Building" as used herein means the building of which the premises are part.





                                   EXHIBIT "A"                           Page 3

BLDG. 1
4TH FLOOR PLAN

SAN MATEO BAY CENTER
SPIEKER PARTNERS
(415) 570-5990









                                  EXHIBIT B-1

Suite 370                                           2,177 Sq. Ft.


San Mateo BayCenter
951 Mariner's Island Boulevard
San Mateo, CA




Tenant to accept the premises in "as is" condition









                       EXHIBIT C - Interior Improvements

FOURTH FLOOR
SOUTH BLDG.
SUITE 460
6871 RSF


SAN MATEO BAY CENTER
901/951 MARINER'S ISLAND BLVD.
SAN MATEO, CALIFORNIA
SPIEKER PARTNERS


Tenant to accept the premises in "as is" condition except Landlord shall, at Landlord's sole cost and expense, provide the following interior improvements:

1.  Repaint all walls, color to be selected by tenant.
2. Landlord shall replace the existing carpet with building standard carpet, color to be selected by tenant.
3.  3 - 3' sidelights (location to be selected by tenant).
4.  3'x5' window on wall separating Reception/Training Rooms.
5.  Mini-blinds to be installed on new 3'x5' window.

                                                     Form of Tenant Certificate

- --------------
EXHIBIT D


- --------------



           ------------------------------

           ------------------------------

           ------------------------------

           ------------------------------


      RE:


      Gentlemen:

      The undersigned, as Tenant under that certain lease (the "Lease") dated

      ________________ 19__, made with __________________________ as Landlord

      (the "Landlord"), does hereby certify:


      1. That the copy of the Lease attached hereto as Exhibit A is a true and complete copy of the Lease, and there are no amendments, modifications or extensions of or to the Lease and the Lease is now in full force and effect.

      2. That its leased premises at the above location have been completed in accordance with the terms of the Lease, that it has accepted possession of said premises, and that it now occupies the same.

      3. That it began paying rent on __________________, 19__, and that, save only as may be required by the terms of the Lease, no rental has been paid in advance, nor has the undersigned deposited any sums with the Landlord as security.

      4. That there exist no defenses or offsets to enforcement of the Lease by the Landlord and, so far as is known to the undersigned, the Landlord is not, as of the date hereof, in default in the performance of the Lease, nor has the Landlord committed any breach thereof, nor has any event occurred which, with the passage of time or the giving of notice, or both, would constitute a default or breach by the Landlord.

          The undersigned acknowledges that you are relying on the above representation of the undersigned in (advancing funds to purchase the existing first mortgage Joan covering the building in which the leased premises are located)(in purchasing the building in which the leased premises are located) and does hereby warrant and affirm to and for your benefit, and that of your successors and assigns, that each of the foregoing representations is true, correct and complete as of the date hereof.


      Dated:
             -------------------------------------------------



      By




      Its:
           ----------------------------------------------------

                                                                     EXHIBIT "D"

                             ADDENDA TO LEASE
                      951 Mariner's Island Boulevard
                           San Mateo, California

LEASE DATE:                     March 7, 1993

LANDLORD:                       SAN MATEO OFFICE LIMITED
                                a California Limited Partnership

TENANT:                         VERY VISUAL SOFTWARE, INC.
                                A California Company

ADDENDUM #1 RENT

Rent for the Premises shall be as follows:

        Months 1-2.5                       (4/1/93 - 6/14/93)
        Suite #370 (2,177 sqft)
                Base Rent                       $ 2,373
                Estimated Basic
                Operating Costs                   1,328
                                                  -----
               (Calendar Year 1993)
                                                $ 3,701 per month

        Months 2.5-3                       (6/15/93 - 6/30/93)
        Suite #460 (6,871 sqft)
                Base Rent                       $ 7,489
                Estimated Basic
                Operating Costs                   4,191
                                                  -----
               (Calendar Year 1993)
                                                $ 11,680 per month

        Months 3-24                        (7/1/93 - 3/31/95)
        Suite #460 (6,871 sqft)
                Base Rent                       $ 7,489
                Estimated Basic
                Operating Costs                   4,191
                                                  -----
               (Calendar Year 1993)
                                                $ 11,680 per month

ADDENDUM #2 TENANT IMPROVEMENTS
Landlord shall deliver Suite #370 in "AS IS" condition as built per attached Exhibit C. Landlord shall provide to Suite #460 Tenant Improvements as described in Exhibit C-1.

ADDENDUM #3 OPTION TO RE-RELEASE
Providing Tenant is not, and has not been, in default of any terms and conditions of this Lease, Tenant shall have one three (3) year option to release the Premises in as is condition at the then current market rate for San Mateo BayCenter. In no event will the monthly rental be less than the rental for the last month of the previous term.

Tenant shall give landlord written notice of its intent to exercise its option at least one hundred twenty (120) days prior to the expiration of the current lease term. Within fifteen (15) days after Landlord receives notice of such intent, Landlord will provide Tenant with the current market rental, as determined by Landlord as well as terms and conditions for the extended term. Tenant shall have thirty (30) days from notification by Landlord of option rent and terms and conditions to accept Landlord's current market rent, terms and conditions and thereby exercises its option to re-lease. If Tenant does not accept Landlord's rental figure and terms and conditions within the thirty (30) day period, this option shall be null and void and Landlord shall have no further obligation to Tenant and Landlord may enter into a lease for the Premises with a third party.

ADDENDA TO LEASE
VERY VISUAL SOFTWARE, INC.
Page -2-

Notwithstanding anything to the contrary set forth in this Lease, the Option to Re-Lease shall apply only to the Primary tenant and not to any assignee or subtenant of Very Visual Software, Inc.


ADDENDUM #4 PRIOR RIGHT OF REFUSAL
- ----------------------------------

Provided Tenant is not, and has not been, in default of any terms and conditions of this Lease, tenant shall have a Prior Right of Refusal during the term of the lease, to lease up to an additional 4,800 square feet of contiguous space on the fourth floor of the building. Landlord shall, before leasing the same to any party other than Tenant, first offers to lease the same to Tenant. Such offer shall specify the rental rate, lease term, amount of tenant improvement allowance, and other terms on which Tenant is entitled to lease the space, which terms shall be at the sole discretion of Landlord. Tenant shall exercise its rights to lease the space, if at all, within ten (10) business days after the receipt from Landlord of the Offer Terms, by written notice, thereof to Landlord. If Tenant exercises its Prior Right to Lease in the manner described, Tenant shall immediately deliver to Landlord payment for the first month's rent for the adjacent space. If Tenant does not so exercise such right to lease within said ten (10) day period, Landlord shall be entitled thereafter to lease said Option Space to any third party Landlord desires, provided that if Landlord has not received a letter of intent or entered into Lease negotiations on the Option Space with any third party within ninety (90) days after expiration of said ten (10) day period, Landlord shall once again offer to lease said space to Tenant pursuant to the provisions of this paragraph. Should Landlord enter into Lease negotiation with a third party, Landlord agrees that the effective rental rate offered to the third party is within 85% of that offered to said Tenant
(VVSI) at the rent set forth in the original Offer Terms.

ADDENDUM #5 COMPLIANCE WITH LAWS
- --------------------------------

Landlord warrants, to the best of its knowledge, that the Building does conform or that Landlord will cause it to conform to applicable requirements of law or duly constituted authority or of any Board of Fire Underwriters, rating bureau of similar organization, or the requirements of the carriers of Landlord's insurance on or relating to the Building. The Tenant shall comply with all applicable statutes, ordinances, rules and regulations of federal, state, and municipal governments and all applicable rules and regulations of the Board of Fire Underwriters as such statutes, ordinances, rules and regulations pertain to Tenant's use of the demised Premises.

ADDENDUM #6 SERVICES AND UTILITIES
- ----------------------------------

Tenant shall be charged a fee of $30.00 per hour for after-hours HVAC use. Normal building hours are Monday through Friday from 8:00 a.m. to 6:00 p.m. Landlord reserves the right to adjust the hourly charge to reflect any increase or decrease set by the local utility company.

ADDENDUM #7 DAMAGE BY FIRE. ETC.
- --------------------------------

Notwithstanding the provisions of Paragraph 22, Tenant shall have the right to terminate this Lease if such repairs cannot be made within one hundred eighty
(180) days from the date of such damage if such damage occurs within the last six (6) months of the lease term.

ADDENDUM #8 PARKING
- -------------------

Tenant shall have the non-exclusive use of no more than 4 on-site parking spaces per every 1,000 square feet of leased office space.

ADDENDA TO LEASE
VERY VISUAL SOFTWARE, INC.
Page -3-

ADDENDUM #9 SIGNAGE
- -------------------

Tenant shall be entitled to building standard signage located at the following locations: entrance to the suite, elevator floor directory and main lobby directory.

ADDENDUM #10 BASIC OPERATING COSTS
- ----------------------------------

Notwithstanding the provisions of Paragraph 29 of the Lease Agreement, Tenant's Proportionate Share of Basic Operating Costs which are within Landlord's Control shall not increase by more than ten percent (10%) over the previous year's cost. Basic Operating costs which are not within Landlord's control include, but are not limited to, utilities, taxes and insurance.

ADDENDUM #11 TERM AND POSSESSION
- --------------------------------

Notwithstanding the provisions of Paragraph 3(a) of the Lease Agreement, Landlord will use its best efforts to deliver to Tenant 6,871 rentable square feet located on the 4th floor of 951 Mariner's Island Boulevard known as Suite #460 on or before June 15, 1993. Should Landlord be unable to deliver said space, 6,871 rentable square feet, on or before July 15, 1993, Landlord agrees to offer to Tenant one day free base rent and operating expenses for each day Tenant must occupy 2,177 square feet of rentable space on the third floor thereafter. If Landlord is unable to deliver said space, 6,871 rentable square feet, on or before September 30, 1993, Tenant shall have the right to terminate this Lease.

LANDLORD:

SPIEKER-SINGLETON #68, LTD. PARTNERSHIP
A California Limited Partnership


By:
     ---------------------------------
       Dennis E. Singleton

Its:   General Partner

Date:
     ---------------------------------


TENANT:

VERY VISUAL SOFTWARE, INC.
A Delaware Corporation


By:
     ---------------------------------
       Roger Sippl

Its:   Chief Executive Officer

By:
     ---------------------------------

                                LEASE AMENDMENT

ORIGINAL LEASE DATE:                    March 7, 1993

LEASE AMENDMENT DATE:                   May 25, 1993

LANDLORD:                               SAN MATEO OFFICE LIMITED
                                        A California Limited

Partnership

TENANT:                                 VERY VISUAL SOFTWARE, INC.
                                        A California Corporation

Landlord and Tenant, by executing this Lease Amendment as provided do hereby amend the Original Lease referred to above as follows:

1.      RENTAL

        Rent for the Premises shall be as follows:

        Months 1 - 2.5            (4/1/93 - 6/17/93)
        Suite #370 *2,177 sqft)
        Base Rent                       $ 2,373
        Operating Costs                   1,328
                                        -------
        (1993 estimate)

                                        $ 3,701 per month


        Months 2.5 - 3            (6/18/93 - 6/30-93)
        Suite #460 (6,871 sqft)
        Base Rent                       $ 7,489
        Operating Costs                   4,191
                                        -------
        (1993 estimate)

                                        $11,680 per month


        Months 3 - 24             (7/1/93 - 3/31/95)
        Suite #460 (6,871 sqft)
        Base Rent                       $ 7,489
        Operating Costs                   4,191
                                        -------
        (1993 estimate)

                                        $11,680 per month

2. All other terms and conditions of the original Lease Agreement shall apply to this Lease Amendment.

        Agreed to this 25th day of May, 1993.
                       ----        ----

VERY VISUAL SOFTWARE, INC.
Lease Amendment 5/25/93
Page -2-


LANDLORD:

SAN MATEO OFFICE LIMITED
A California Limited Partnership


By:   ----------------------------------
         Dennis E. Singleton

Its:     General Partner

Date: ----------------------------------


TENANT:

VERY VISUAL SOFTWARE, INC.
A Delaware Corporation


By:   ----------------------------------
      Roger Sippl

Its:  Chief Executive Officer

Date: ---------------------------------

                              LEASE AMENDMENT #2
                              ------------------

ORIGINAL LEASE DATE:                 March 7, 1993

LEASE AMENDMENT DATE:                October 6, 1994

LANDLORD:                            SAN MATEO OFFICE LIMITED
                                     A California Limited Partnership

TENANT:                              VISIGENIC SOFTWARE, INC.
                                     A Delaware Corporation

Landlord and Tenant, by executing this Lease Amendment as provided do hereby amend the Original Lease referred to above as follows:

1.   TERM
     ----
     11/01/94 - 04/30/96

2.   Premises
     --------
     Approximately 981 square feet of leasable space on the fourth floor of San Mateo BayCenter, Phase I shall be incorporated into the original Lease Agreement. Total square footage shall increase from 6,871 to 7,852 square feet leasable.

3.   Rental
     ------

     11/01/94 - 03/31/95
                                                 Base Rent      $ 8,559.00
                                        Op. Exp.(est.'94)       $ 4,790.00
                                                                ----------
                                                 Total Rent     $13,349.00
     04/01/95 - 04/30/97
                                                 Base Rent      $ 8,951.00
                                        Op. Exp. (est '94)      $ 4,790.00
                                                                ----------
                                                 Total Rent     $13,741.00


4.   Proportionate Share
     -------------------
     Tenants proportionate share shall increase from 5.81% to 6.64%.

5.   Security Deposit
     ----------------
     Security Deposit shall increase from $11,681.00 to $13,349.00.

All other terms and conditions of the original Lease Agreement shall apply to this Lease Amendment #2 Agreed to this________________day of__________________,
1994.

LANDLORD:

SAN MATEO OFFICE LIMITED
A California Limited Partnership


By:    ---------------------------------
          Peter H. Schnugg
Its:      Agent for Owner

Date:  ---------------------------------

TENANT:

VERY VISUAL SOFTWARE, INC.
A Delaware Corporation


By:    ---------------------------------
       Glenn Myers
Its:   Vice President of Finance

Date:  ---------------------------------

                              LEASE AMENDMENT #3
                              ------------------

ORIGINAL LEASE DATE:               March 7, 1993

LEASE AMENDMENT DATE:              November 3, 1994

LANDLORD:                          SAN MATEO OFFICE LIMITED
                                   A California Limited Partnership

TENANT                             VISIGENIC SOFTWARE, INC.
                                   A Delaware Corporation

Landlord and Tenant, by executing this Lease Amendment as provided do hereby amend the Original Lease referred to above as follows:

1.   Rental
     ------
     11/01/94 - 03/31/95
                                   Base Rent             $ 8,559.00
                                   Op. Exp. (est. '94)   $ 4,790.00
                                                         ----------
                                   Total Rent            $13,349.00

     04/01/95 - 04/30/96           Base Rent             $ 8,951.00
                                   Op. Exp. (est. '94)   $ 4,790.00
                                                         ----------
                                   Total Rent            $13,741.00

All other terms and conditions of the original Lease Agreement shall apply to this Lease Amendment #3 Agreed to this ______ day of ________________, 1994.

LANDLORD:

SAN MATEO OFFICE LIMITED
A California Limited Partnership

By:    _____________________________
             Peter H. Schnugg
Its:         Agent for Owner

Date:  _____________________________

TENANT:

VERY VISUAL SOFTWARE, INC.
A Delaware Corporation


By:    _____________________________
       Glenn Myers
Its:   Vice President of Finance

Date:  _____________________________

                              LEASE AMENDMENT 24

ORIGINAL LEASE DATE:               March 7, 1993

LEASE AMENDMENT DATE:             February 15, 1995

LANDLORD:                         SAN MATEO OFFICE LIMITED
                                   A California Limited Partnership

TENANT:                           VISIGENIC SOFTWARE, INC.
                                   A Delaware Corporation

Landlord and Tenant, by executing this Lease Amendment as provided do hereby amend the Original Lease referred to above as follows:

1.  Term
    ----
    03/01/95 - 04/30/96

2.  Premises
    --------
    Approximately 1,677 square feet of leasable space on the third floor of San Mateo BayCenter, Phase I shall be incorporated into the original Lease Agreement. Total square footage shall increase from 7,852 to 9,529 square feet leasable.

3.  Rental
    03/01/95 - 03/31/95
                                           Base Rent    $10,773.00
                                  Op. Exp. (est. '95)    $6,004.00
                                                        ----------
                                          Total Rent    $16,777.00

    04/01/95 - 04/30/96                    Base Rent    $11,165.00
                                  Op. Exp. (est '95)     $6,004.00
                                                        ----------
                                          Total Rent    $17,169.00

4.  Proportionate Share
    -------------------
    Tenants proportionate share shall increase from 6.64% to 8.05%.

5.  Security Deposit
    ----------------
    Security Deposit shall increase from $13,349 to $17,168.00.

All other terms and conditions of the original Lease Agreement shall apply to
this Lease Amendment #4 Agreed to this      day of             , 1995.
                                       ----       -------------

LANDLORD:

SAN MATEO OFFICE LIMITED
A California Limited Partnership


By:  --------------------------------------
       Peter H. Schnugg as Attorney-In-Fact
       for Dennis E. Singleton, General Partner

Date:
     --------------------------------------

TENANT:

VERY VISUAL SOFTWARE, INC.
A Delaware Corporation


By:
      --------------------------------------
      Glenn Myers
Its:  Vice President of Finance

        Date:
              ----------------------------

                   BLDG. 1
                   3RD FLOOR PLAN

                   SAN MAETO BAY CENTER
                   SPIEKER PARTNERS
                   (415) 570-5990

                          REVISED LEASE AMENDMENT #5
                          --------------------------

ORIGINAL LEASE DATE:                    March 7, 1993

LEASE AMENDMENT DATE:                   June 28, 1995

LANDLORD:                               SAN MATEO OFFICE LIMITED
                                        A California Limited Partnership

TENANT:                                 VISIGENIC SOFTWARE, INC.
                                        A Delaware Corporation


Landlord and Tenant, by executing this Lease Amendment as provided do hereby amend the Original Lease referred to above as follows:


1.      Term
        ----

        08/01/95 - 07/31/2000

2.      Premises
        --------

        Effective August 1, 1995 approximately 3,305 square feet of rentable space on the fourth floor (Suite 400) of San Mateo BayCenter, Phase I, shall be incorporated into the original Lease Agreement. Total square footage shall increase from 9,529 to 12,834 rentable. Effective May 1, 1996 approximately 1,495 square feet of rentable space on the fourth floor (Suite 420) of San Mateo BayCenter, Phase I, shall be incorporated into the original Lease Agreement. Total square footage shall increase from 12,834 to 14,329.

3.      Rental
        ------

        08/01/95 - 04/30/96
        (12,834 rsf)                    Base Rent              $14.888.00
                                        Op. Exp. (est. '95)    $ 8,085.00
                                                              -----------
                                        Total Rent             $22,973.00

        05/01/96 - 11/30/97
        (14,329 rsf)                    Base Rent              $19,631.00
                                        Op. Exp. (est. '95)    $ 9,027.00
                                                               ----------
                                        Total Rent             $28,658.00

        12/01/97 - 07/31/99
        (14,329 rsf)                    Base Rent              $20,777.00
                                        Op. Exp. (est. '95)    $ 9,027.00
                                                               ----------
                                        Total Rent             $29,804.00

        08/01/99 - 07/31/2000
        (14,329 rsf)                    Base Rent              $21,207.00
                                        Op. Exp. (est. '95)    $ 9,027.00
                                                               ----------
                                        Total Rent             $30,234.00

4.      Proportionate Share
        -------------------

Tenant's proportionate share shall increase from 8.05% to 10.85%. Effective May 1, 1996, Tenant's proportionate share shall increase from 10.85% to 12.11%.

5.      Security Deposit
        ----------------

        Security Deposit shall increase from $17,168.00 to $28,658.00.

                   6.

                              LEASE AMENDMENT #10
                              -------------------

ORIGINAL LEASE DATE:             March 7, 1993

LEASE AMENDMENT DATE:            June 11, 1996

LANDLORD:                        SAN MATEO OFFICE LIMITED
                                 A California Limited Partnership

TENANT:                          VISIGENIC SOFTWARE, INC.
                                 A Delaware Corporation

Landlord and Tenant, by executing this Lease Amendment as provided do hereby amend the Original Lease referred to above as follows:

1.   PREMISES
     --------

     The Premises of the Lease as defined per the Basic Lease Information and as previously amended, shall be amended such that effective July 1, 1996, approximately 2,674 square feet of rentable space on the first floor of San Mateo BayCenter, known as Suite #120 within the Phase I building, shall be incorporated into the Original Lease Agreement. Total square footage shall increase from 22,476 to 25,150 rentable square feet. Effective August 1, 2000, approximately 16,506 square feet of rentable space on the third and fourth floors known as Suites 360, 370, 400, 420, & 460 within the Phase I building, shall be reduced from the Original Lease Agreement. Total square footage shall decrease from 25,150 to 8,644 rentable square feet. Effective February 1, 2001, approximately 5,970 square feet of rentable space on the second and third floors known as Suites 230 & 430 within the Phase 1 building, shall be reduced from the Original Lease Agreement. Total square footage shall decrease from 8,644 to 2,674 rentable square feet.

2.   TERM
     ----

     The term of the Lease shall be extended so that the Scheduled Term Expiration Date, as defined per the Basic Lease Information within the Original Lease Agreement, shall be June 30, 2001.

3.   RENTAL                                                TOTAL
     ------                                                AMOUNT
                                                           DUE:
                          Additional       Existing
07/01/96 - 04/30/97       2,674 rsf.       22,476 rsf.     25,150 rsf.
- -------------------------------------------------------------------------------

Base Rent                 $ 4,706.00       $31,540.00      $36,246.00
Op. Exp. (est '96)        $ 1,711.00       $14,385.00      $16,096.00
                          ---------        ----------      ----------
Total Rent                $ 6,417.00       $45,925.00      $52,342.00

                          Additional       Existing
05/01/97 - 06/30/97       2,674 rsf.       22,476 rsf.     25,150 rsf.
- --------------------------------------------------------------------------------

Base Rent                 $ 4,706.00       $31,663.00      $36,369.00
Op. Exp. (est '96)        $ 1,711.00       $14,385.00      $16,096.00
                          ----------       ----------      ----------
Total Rent                $ 6,417.00       $46,048.00      $52,465.00


                          Additional       Existing
07/01/97 - 11/30/97       2,674 rsf.       22,476 rsf.     25,150 rsf.
- -------------------------------------------------------------------------------

Base Rent                 $ 4,893.00       $31,663.00      $36,556.00
Op. Exp. (est '96)        $ 1,711.00       $14,385.00      $16,096.00
                          ----------       ----------      ----------
Total Rent                $ 6,604.00       $46,048.00      $52,652.00


                          Additional       Existing
12/01/97 - 06/30/98       2,674 rsf.       22,476 rsf.     25,150 rsf.
- -------------------------------------------------------------------------------

Base Rent                 $ 4,893.00       $33,223.00      $38,116.00
Op. Exp. (est '96)        $ 1,711.00       $14,385.00      $16,096.00
                          ----------       ----------      ----------
Total Rent                $ 6,604.00       $47,608.00      $54,212.00

Visigenic Software
Lease Amendment #10
6/11/96
Page 2
RENTAL (Continued)


                                  Additional              Existing
     07/01/98-04/30/99            2,674 rsf.              22,476 rsf.             25,150 rsf.
     ----------------------------------------------------------------------------------------------------------

     Base Rent                    $ 5,081.00              $33,223.00              $38,304.00
     Op. Exp. (est '96)           $ 1.71 1.00             $14,385.00              $16,096.00
     Total Rent                   $ 6,792.00              $47,608.00              $54,400.00

                                  Additional              Existing
     05/01/99 - 06/30/99          2,674 rsf.              22,476 rsf.             25,150 rsf.
     ----------------------------------------------------------------------------------------------------------

     Base Rent                    $ 5,081.00              $33,407.00              $38,488.00
     Op. Exp. (est '96)           $ 1,711.00              $14,385.00              $16,096.00
     Total Rent                   $ 6,792.00              $47,792.00              $54,584.00

                                  Additional              Existing
     07/01/99 - 07/31/99          2,674 rsf.              22,476 rsf.             25,150 rsf.
     ----------------------------------------------------------------------------------------------------------

     Base Rent                    $ 5,295.00              $33,407.00              $38,702.00
     Op. Exp. (est '96)           $ 1,711.00              $14,385.00              $16,096.00
     Total Rent                   $ 7,006.00              $47,792.00              $54,798.00

                                  Additional              Existing
     08/01/99 - 06/30/00          2,674 rsf.              22,476 rsf.             25,150 rsf.
     ----------------------------------------------------------------------------------------------------------

     Base Rent                    $ 5,295.00              $34,448.00              $39,743.00
     Op. Exp. (est '96)           $ 1,711.00              $14,385.00              $16,096.00
     Total Rent                   $ 7,006.00              $48,833.00              $55,839.00

                                  Additional              Existing
     07/01/00 - 07/31/00          2,674 rsf.              22,476 rsf.             25,150 rsf.
     ----------------------------------------------------------------------------------------------------------

     Base Rent                    $ 5,508.00              $34,448.00              $39,956.00
     Op. Exp. (est '96)           $ 1,711.00              $14,385.00              $16,096.00
     Total Rent                   $ 7,219.00              $48,833.00              $56,052.00

                                  Additional              Existing
     08/01/00 - 01/31/01          2,674 rsf.              5,970 rsf.              8,644 rsf.
     ----------------------------------------------------------------------------------------------------------

     Base Rent                    $ 5,508.00              $ 9,714.00              $15,222.00
     Op. Exp. (est '96)           $ 1,711.00              $ 3,821.00               $ 5,532.00
     Total Rent                   $ 7,219.00              $13,535.00              $20,754.00

                                  Additional
     02/01/01 - 06/30/01          2,674 rsf.
     Base Rent                    $ 5,508.00
     Op. Exp. (est '96)           $ 1,711.00
     Total Rent                   $ 7,219.00


4.   PROPORTIONATE SHARE
     -------------------

     Tenant's Proportionate Share, as defined per the Basic Lease Information within the Original Lease Agreement and as amended shall increase effective July 1, 1996 from 18.99% to 21.25%. Effective August 1, 2000 Tenant's Proportionate Share shall decrease from 21.25% to 7.31%. Effective February 1, 2001 Tenant's Proportionate Share shall decrease from 7.31% to 2.26%.

5.   SECURITY DEPOSIT
     ----------------

     Security Deposit shall increase $6,500.00. Total Security Deposit to be $52,500.00.

6.   TENANT IMPROVEMENTS
     -------------------

     Landlord, at Landlords sole cost and expense shall provide the following tenant improvements to Suite #120:

     . Purchase and Install building standard carpet throughout Suite #120. Color to be selected by Tenant.

Visigenic Software
Lease Amendment #10
6/11/96
Page 3

        TENANT IMPROVEMENTS (Continued)
        -------------------------------

     * Paint entire Suite with building standard material. Color to be selected by Tenant.
     * Demo existing work area and storage room as highlighted in yellow on the attached exhibit A-1.
     * Purchase and Install mini-blinds on existing glass door as highlighted in blue on the attached Exhibit A-1.

     In addition, Landlord agrees to contribute an additional tenant improvement allowance of one thousand five hundred dollars ($1,500.00) to be applied towards the interior improvements as highlighted in yellow on the attached exhibit A-2. Landlord will act as General Contractor to perform all work as required provided, however, that Landlord not withstanding anything to the contrary contained in the Original Lease Agreement, shall not charge Tenant any construction supervisory fee or similar such fee in connection with said improvements.

7.   RIGHT TO TERMINATE
     ------------------


     It is hereby agreed and understood that the Right to Terminate as provided for in Lease Amendment #5, dated June 28, 1995 shall not apply to the additional 2,674 rentable square feet as provided for in this Lease Amendment #10 nor the 2,042 rentable square feet as provided for in this Lease Amendment #9, dated March 25, 1996 nor the 3,928 rentable square feet as provided for in Lease Amendment #7, dated December 20, 1995. Should Tenant exercise its Right to Terminate as outlined in Lease Amendment #5, dated June 28, 1995 and as amended to include 2,177 remitable square feet in Lease Amendment #6, dated July 25, 1995, it shall only apply to 16,506 rentable square feet known as Suites 360, 370, 400, 420 & 460 located at 951 Mariner's Island Blvd., San Mateo, CA 94404.

All other terms amid conditions of the original Lease Agreement amid Lease Amendments 1 - 9 shall apply to this Lease Amendment #10. Agreed to this
                                                                         ---
day of           June, 1996.
       ---------


LANDLORD:

SAN MATEO OFFICE LIMITED
a California Limited Partnership

By:  Spieker-Singleton 1168 Limited Partnership
a California Limited Partnership,
its General Partner

By:
    -------------------------------------

    Peter H. Schnugg, as Attorney-In-Fact
    for Dennis E. Singleton,
    General Partner


Date:
     ------------------------------------

TENANT:

VISIGENIC SOFTWARE, INC.
A Delaware Corporation


By:
    ------------------------------------

Its: Vice President of Finance
     -----------------------------------

Date:
     -----------------------------------

                            [ART APPEARS HERE]





                                 "Exhibit A-2"

                              [ART APPEARS HERE]